UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08621

Name of Fund: BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock

            MuniHoldings New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 5.75% year-to-date.

Overall, the municipal yield curve flattened during the period from July 29, 2011 to July 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 151 basis points (“bps”) to 2.84% on AAA-rated 30-year municipal bonds and by 101 bps to 1.66% on 10-year bonds, while yields on 5-year issues fell 51 bps to 0.65%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 140 bps, and in the 2- to 10-year range, the spread tightened by 90 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Through the first half of 2012, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance for that period and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 32.27% based on market price and 22.26% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 30.47% based on market price and 21.65% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Leverage achieved through the use of tender option bonds while the municipal yield curve was historically steep boosted returns. The Fund’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Investments in the health, education, transportation and utilities sectors were particularly strong contributors. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Fund’s total return. The Fund used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on returns as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2012 ($16.36)[1]	5.79%
Tax Equivalent Yield[2]	8.91%
Current Monthly Distribution per Common Share[3]	$0.0790
Current Annualized Distribution per Common Share[3]	$0.9480
Economic Leverage as of July 31, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.36	$13.15	24.41%	$16.58	$12.90
Net Asset Value	$16.41	$14.27	15.00%	$16.44	$14.27

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12		7/31/11
County/City/Special District/School District	34%		37%
Utilities	26		30
Education	13		11
Transportation	11		12
Health	9		4
State	7		2
Corporate	—	[5]	4

[5]	Representing less than 1% of the Fund’s long-term investments.

Credit Quality Allocations[6]
	7/31/12		7/31/11
AAA/Aaa	8%		5%
AA/Aa	75		64
A	16		17
BBB/Baa	—	[5]	5
Not Rated	1	[7]	9

[6]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.
[7]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $14,904,825, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 23.76% based on market price and 18.96% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 30.62% based on market price and 18.72% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2012 ($16.05)[1]	5.53%
Tax Equivalent Yield[2]	8.51%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of July 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.05	$13.74	16.81%	$16.23	$13.51
Net Asset Value	$16.54	$14.73	12.29%	$16.60	$14.73

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
State	28%	31%
Transportation	21	19
Education	15	12
County/City/Special District/School District	11	14
Health	10	11
Utilities	7	5
Housing	5	6
Corporate	2	1
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/12	7/31/11
AAA/Aaa	10%	11%
AA/Aa	49	45
A	29	30
BBB/Baa	11	14
Not Rated[6]	1	—

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $4,204,720, representing 1%, and $10,031, representing less than 1%, respectively, of the Fund’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 32.43% based on market price and 24.51% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 29.37% based on market price and 20.77% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Fund’s longer-dated holdings in the health, transportation and utilities sectors experienced the best price appreciation. The Fund used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2012 ($15.47)[1]	5.51%
Tax Equivalent Yield[2]	8.48%
Current Monthly Distribution per Common Share[3]	$0.0710
Current Annualized Distribution per Common Share[3]	$0.8520
Economic Leverage as of July 31, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.47	$12.39	24.86%	$15.60	$12.05
Net Asset Value	$15.73	$13.40	17.39%	$15.80	$13.40

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
Utilities	24%	30%
County/City/Special District/School District	21	23
Transportation	18	18
State	15	9
Health	12	13
Education	8	3
Housing	1	3
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/12		7/31/11
AAA/Aaa	15%		8%
AA/Aa	66		69
A	17		13
BBB/Baa	1		4
Not Rated	1	[6]	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $2,511,082, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	7

Fund Summary as of July 31, 2012	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 27.46% based on market price and 17.60% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 23.86% based on market price and 17.29% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2012 ($16.05)[1]	5.72%
Tax Equivalent Yield[2]	8.80%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of July 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.05	$13.39	19.87%	$16.08	$12.97
Net Asset Value	$16.18	$14.63	10.59%	$16.23	$14.63

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
County/City/Special District/School District	26%	29%
Health	17	13
State	15	9
Utilities	14	16
Education	11	8
Transportation	8	10
Housing	5	5
Corporate	4	10

Credit Quality Allocations[5]
	7/31/12	7/31/11
AAA/Aaa	2%	3%
AA/Aa	69	67
A	25	27
BBB/Baa	3	2
Not Rated[6]	1	1

[5]	Using the higher of S&P's and Moody's ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $1,117,114, representing less tham 1%, and $1,064,957, representing 1%, respectively, of the Fund's long-term investments.

8	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 31.42% based on market price and 19.32% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 30.62% based on market price and 18.72% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2012 ($16.31)[1]	5.30%
Tax Equivalent Yield[2]	8.15%
Current Monthly Distribution per Common Share[3]	$0.0720
Current Annualized Distribution per Common Share[3]	$0.8640
Economic Leverage as of July 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.31	$13.16	23.94%	$17.25	$12.91
Net Asset Value	$16.35	$14.53	12.53%	$16.41	$14.53

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
State	24%	27%
Transportation	20	12
Education	19	17
County/City/Special District/School District	9	14
Utilities	9	9
Health	9	10
Housing	6	7
Corporate	3	3
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/12	7/31/11
AAA/Aaa	6%	10%
AA/Aa	47	44
A	33	33
BBB/Baa	13	10
Not Rated[6]	1	3

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $577,452, representing less than 1%, and $3,124,559, representing 3%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2012	9

Fund Summary as of July 31, 2012	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 21.53% based on market price and 17.34% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 25.17% based on market price and 17.29% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened and credit spreads tightened. Given these market conditions, the Fund’s exposure to longer maturity bonds and lower-quality investment grade bonds had a significant positive impact on the Fund’s performance for the period. The Fund used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on performance as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2012 ($15.98)[1]	5.56%
Tax Equivalent Yield[2]	8.55%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Economic Leverage as of July 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.98	$13.94	14.63%	$17.42	$13.76
Net Asset Value	$16.57	$14.97	10.69%	$16.62	$14.97

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/12	7/31/11
County/City/Special District/School District	21%	30%
State	20	16
Health	15	14
Transportation	13	12
Education	12	8
Utilities	9	13
Housing	5	3
Corporate	5	4

Credit Quality Allocations[5]
	7/31/12		7/31/11
AAA/Aaa	1%		—
AA/Aa	77		79%
A	15		17
BBB/Baa	4		4
Not Rated	3	[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $544,175, representing less than 1% of the Fund’s long-term investments.

10	ANNUAL REPORT	JULY 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares, and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capital- ization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets for Funds with VRDP Shares or VMTP Shares. As of July 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUC	40%
MUJ	37%
MFT	40%
MIY	37%
MJI	35%
MPA	38%

ANNUAL REPORT	JULY 31, 2012	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 105.1%
Corporate — 0.6%
California Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 7/01/27	$1,000	$1,070,110
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	2,435	2,874,396

		3,944,506
County/City/Special District/School District — 25.5%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,000	10,643,310
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC), 5.31%, 8/01/37 (a)	11,980	3,234,241
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,095,510
Colton Joint Unified School District, GO, Series A (NPFGC), 5.38%, 8/01/26	2,500	2,550,000
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,102,385
Covina-Valley Unified School District California, GO, Refunding, Series A (AGM), 5.50%, 8/01/26	2,395	2,418,950
Culver City Redevelopment Finance Authority California, Tax Allocation Bonds, Refunding, Series A (AGM), 5.60%, 11/01/25	3,750	3,762,900
Desert Community College District, GO, CAB, Election of 2004, Series C (AGM), 5.48%, 8/01/46 (a)	5,000	794,550
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,454,460
Grossmont-Cuyamaca Community College District, GO, Refunding, CAB, Election of 2002, Series C (AGC), 4.74%, 8/01/30 (a)	11,225	4,834,495
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 8/01/33	2,500	2,823,925
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,547,680
Merced Union High School District, GO, CAB, Election of 2008, Series C (a):
5.17%, 8/01/33	2,500	855,900
5.22%, 8/01/36	4,100	1,189,246
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,816,875
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	11,201,700
Port of Oakland, Refunding RB, Series M (FGIC), 5.38%, 11/01/27	18,000	18,141,300

Municipal Bonds	Par (000)	Value

California (continued)
County/City/Special District/School District (concluded)
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	$5,000	$5,605,600
Rio Hondo Community College District, GO, CAB, Election of 2004, Series C, 4.94%, 8/01/36 (a)	16,650	5,159,002
San Bernardino Community College District, GO:
Election of 2002, Series A, 6.25%, 8/01/33	310	372,294
CAB, Election of 2008, Series B, 5.12%, 8/01/44 (a)	7,665	1,520,276
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	900	1,030,833
San Jose Financing Authority, RB, Convention Center:
5.75%, 5/01/36	2,560	2,871,552
5.75%, 5/01/42	4,500	5,227,740
Civic Center Project, Series B, (AMBAC), 5.00%, 6/01/32	14,800	14,847,212
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,500,536
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,000	5,947,450
Vista Unified School District California, GO, Series A (AGM), 5.25%, 8/01/25	10,000	10,035,500
West Contra Costa County Unified School District California, GO, Election of 2005, Series A (AGM), 5.00%, 8/01/35	10,000	10,805,400
West Contra Costa Unified School District California, GO:
Election of 2002, Series B, (AGM), 5.00%, 8/01/32	6,690	6,690,000
Election of 2010, Series A, 5.25%, 8/01/41	5,390	6,139,641
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	5,225,188

		171,445,651
Education — 9.3%
Anaheim City School District California, GO, Election of 2010 (AGM) 6.25%, 8/01/40	3,750	4,600,425
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,949,250
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,639,046
5.75%, 8/01/35	8,400	10,217,592
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,939,562

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds

COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
Fannie Mae	Federal National Mortgage-Association
GAB	Grant Anticipation Bonds
GARB	General Airport Revenue Bonds
Ginnie Mae	Government National Mortgage-Association
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency

HRB	Housing Revenue Bonds
IDB	Industrial Development Board
ISD	Independent School District
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
Radian	Radian Financial Guaranty
RB	Revenue Bonds
S/F	Single-Family
Syncora	Syncora Guarantee

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	13

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)
Education (concluded)
San Diego Community College District, GO, Election of 2006 (AGM), 5.00%, 8/01/30	$8,000	$8,966,480
San Jose Evergreen Community College District, GO, Election of 2010, Series A, 5.00%, 8/01/41	5,975	6,834,205
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,420,173
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37 (b)	6,445	7,448,229
University of California, Refunding RB, General, Series A (AMBAC), 5.00%, 5/15/27	5,000	5,170,400

		62,185,362
Health — 15.3%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.25%, 8/01/39	5,000	5,946,200
Series A, 6.00%, 8/01/30	2,270	2,795,596
California Health Facilities Financing Authority, RB:
Adventist Health System, Series A, 5.00%, 3/01/33	3,190	3,210,671
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,851,040
Kaiser Permanente, Series A, 5.25%, 4/01/39	6,560	6,919,160
Providence Health Services, Series B, 5.50%, 10/01/39	4,000	4,568,320
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	7,250	7,951,365
Sutter Health, Series A, 5.25%, 11/15/46	16,000	16,965,120
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,595,655
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	4,375,916
California Statewide Communities Development Authority, RB:
Health Facility Memorial Health Services, Series A, 6.00%, 4/01/13 (c)	4,915	5,105,505
Kaiser Permanente, Series A, 5.00%, 4/01/42	12,000	13,134,960
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,100	6,441,661
City of Newport Beach California, RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	3,820	4,701,236

		102,562,405
State — 11.5%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,435,782
California State Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,389,413
Lodi Unified School District, Refunding, GO (AGM), 5.00%, 8/01/29 (b)	2,000	2,298,620
Pittsburg Unified School District, Refunding, GO (AGM), 5.50%, 9/01/46	11,455	12,927,426
State of California, GO:
6.00%, 3/01/33	5,800	7,144,672
6.00%, 4/01/38	28,265	33,371,355
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	15,317,640

		76,884,908
Transportation — 14.6%
City of Fresno California, RB, Series B, AMT (AGM), 5.50%, 7/01/20	4,455	4,562,232
City of San Jose California Airport, Refunding RB, Series A-1, AMT:
5.25%, 3/01/23	2,985	3,465,824
6.25%, 3/01/34	1,400	1,660,442

Municipal Bonds	Par (000)	Value

California (continued)
Transportation (concluded)
County of Orange California, RB, Series B, 5.75%, 7/01/34	$6,345	$7,167,883
County of Sacramento California Airport System, RB:
Senior Series A, (AGC), 5.50%, 7/01/41	8,095	9,100,399
Senior Series B, 5.75%, 7/01/39	2,650	3,020,735
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,525	21,087,000
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,986,944
Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	2,775	3,126,731
Los Angeles Department of Airports, RB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,049,026
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,347,942
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	9,650	11,413,055
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM), 5.75%, 5/01/24	5,000	5,822,250
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,400	2,939,184

		97,749,647
Utilities — 28.3%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,588,718
City of Los Angeles California, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,335,040
5.00%, 6/01/32	3,000	3,452,130
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,871,000
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/32	6,990	7,982,510
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
(AGM), 5.00%, 6/01/37	11,190	12,789,946
(AMBAC), 5.00%, 6/01/33	5,000	5,709,950
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,500	2,762,025
Imperial Irrigation District, Refunding RB, System, 5.13%, 11/01/38	9,500	10,381,695
Los Angeles Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	10,500	11,991,525
Series B, 5.00%, 7/01/43 (b)	11,000	12,751,970
Los Angeles Department of Water & Power, Refunding RB, System, Series A, 5.25%, 7/01/39	16,000	18,724,640
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/13 (c)	8,605	9,084,987
Sacramento Municipal Utility District, RB, Series R (NPFGC), 5.00%, 8/15/33	17,500	18,143,650
San Diego County Water Authority, COP, Refunding, Series A (NPFGC), 5.00%, 5/01/32	3,495	3,535,787
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,000	1,150,480
5.25%, 5/15/39	12,815	14,632,679
San Francisco City & County Public Utilities Commission, RB:
Local Water Main Sub-Series C, 5.00%, 11/01/41	5,000	5,724,050
Series A, (NPFGC), 5.00%, 11/01/12 (c)	15,000	15,180,000
Series B, 5.00%, 11/01/30	10,000	11,597,600
Sub-Series A, 5.00%, 11/01/34	5,245	6,130,671

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)
Utilities (concluded)
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	$7,325	$8,638,812

		190,159,865
Total Municipal Bonds in California		704,932,344

Puerto Rico — 0.3%
State — 0.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.43%, 8/01/39 (a)	8,750	2,059,575
Total Municipal Bonds — 105.4%		706,991,919

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 58.8%
County/City/Special District/School District — 30.4%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	13,180	14,354,470
Contra Costa Community College District California, GO, Election of 2002 (NPFGC), 5.00%, 8/01/28	7,800	8,331,570
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	17,902,651
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	11,567,300
Los Angeles Community College District California, GO:
Election of 2001, Series A, (NPFGC), 5.00%, 8/01/32	6,647	7,493,938
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	13,295,039
Election of 2003, Series E, (AGM), 5.00%, 8/01/31	11,216	12,499,323
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	11,295,700
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,685,183
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	8,997	9,919,521
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	7,917	8,713,687
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	16,518	18,095,810
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,878,400
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	19,911,285
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	23,100	25,398,450
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	2,499	2,747,996

		204,090,323

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

California (continued)
Education — 11.7%
Chaffey Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 6/01/30	$9,905	$10,800,324
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,429,230
Mount Diablo California Unified School District, GO, Election of 2002, 5.00%, 6/01/31	4,000	4,289,400
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	10,121,314
University of California, RB:
Limited Project, Series B, (AGM), 5.00%, 5/15/33	17,397	18,223,133
Limited Project, Series D, (AGM), 5.00%, 5/15/41	8,000	8,961,920
Series O, 5.75%, 5/15/34	11,190	13,455,565

		78,280,886
Transportation — 2.4%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,611,360
San Mateo County Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,903,000

		16,514,360
Utilities — 14.3%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,100	9,870,315
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	12,070	13,297,519
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	16,531,678
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,470,350
Metropolitan Water District of Southern California, RB, Series A (AGM), 5.00%, 7/01/35	12,870	14,208,866
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,540,208
Sacramento Regional County Sanitation District, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	4,500	5,034,510
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	4,000	4,225,760
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	16,740	18,588,766

		95,767,972
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.8%		394,653,541
Total Long-Term Investments (Cost — $1,014,201,232) — 164.2%		1,101,645,460

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	15

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BIF California Municipal Money Fund, 0.00% (e)(f)	19,427,466	$19,427,466
Total Short-Term Securities (Cost — $19,427,466) — 2.9%		19,427,466
Total Investments (Cost — $1,033,628,698) — 167.1%		1,121,072,926
Liabilities in Excess of Other Assets — (1.5)%		(10,113,971)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.7)%		(185,881,738)
VMTP Shares, at Liquidation Value — (37.8)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$671,077,217

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$7,448,229	$(15,661)
Stone & Youngberg LLC	$2,298,620	$28,300
Wells Fargo & Co.	$12,751,970	$13,640

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF California Municipal Money Fund	7,347,551	12,079,915	19,427,466	—

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,101,645,460	—	$1,101,645,460
Short-Term Securities	$19,427,466	—	—	19,427,466

Total	$19,427,466	$1,101,645,460	—	$1,121,072,926

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(185,775,014)	—	$(185,775,014)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	—	$(439,775,014)	—	$(439,775,014)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 129.6%
Corporate — 3.1%
New Jersey EDA, RB, AMT: New Jersey American Water Co., Inc. Project, Series A (AMBAC), 5.25%, 11/01/32	$3,000	$3,042,780
Waste Management of New Jersey, Mandatory Put Bonds, Series A, 5.30%, 6/01/15 (a)	2,500	2,694,775
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	2,500	2,797,400
Series B, 5.60%, 11/01/34	2,150	2,447,775

		10,982,730
County/City/Special District/School District — 17.9%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,857,721
City of Perth Amboy New Jersey, Refunding, GO, CAB (AGM) (b):
5.00%, 7/01/32	4,605	5,014,200
5.00%, 7/01/33	1,395	1,516,295
5.00%, 7/01/37	1,470	1,572,871
County of Middlesex New Jersey, COP, Refunding (NPFGC), 5.50%, 8/01/16	1,375	1,376,018
County of Union New Jersey, GO:
4.00%, 3/01/29	2,590	2,840,142
4.00%, 3/01/30	2,590	2,819,448
4.00%, 3/01/31	2,925	3,167,863
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	1,235	1,386,152
4.25%, 3/01/35	1,300	1,456,247
4.30%, 3/01/36	1,370	1,535,441
Essex County Improvement Authority, RB, County Correctional Facility Project, Series A (NPFGC), 5.00%, 10/01/13 (c)	4,400	4,644,904
Essex County Improvement Authority, Refunding RB, Project Consolidation:
(AMBAC), 5.25%, 12/15/18	1,000	1,215,800
(NPFGC), 5.50%, 10/01/27	250	327,850
(NPFGC), 5.50%, 10/01/28	4,840	6,366,197
Hudson County Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	815,520
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,232,380
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	4,037,544
Middlesex County Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	500,730
Monmouth County Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,017
5.38%, 12/01/18	5	5,017
Morristown Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,991,681
5.00%, 8/01/33	3,000	3,243,360
New Jersey State Transit Corp., COP, Subordinate, Federal Transit Administration Grants, Series A (AGM), 5.00%, 9/15/21	2,000	2,126,160
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	583,172
South Jersey Port Corp., Refunding RB:
4.50%, 1/01/15	3,750	3,799,987
4.50%, 1/01/16	1,920	1,944,288

Municipal Bonds	Par (000)	Value

New Jersey (continued)
County/City/Special District/School District (concluded)
Union County Improvement Authority, RB, Family Court Building Project , 4.00%, 5/01/37	$3,575	$3,644,319

		63,026,324
Education — 22.7%
New Jersey EDA, RB, International Center For Public Health Project, University of Medicine and Dentistry (AMBAC), 6.00%, 6/01/32	5,000	5,007,850
New Jersey Educational Facilities Authority, RB:
Higher Education Capital Improvement, Series A (AMBAC), 5.13%, 9/01/12 (c)	5,500	5,522,605
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	1,200	1,367,868
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,273,408
Ramapo College, Series B, 5.00%, 7/01/37	845	951,918
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,789,614
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (c)	3,260	3,548,640
Rowan University, Series C (NPFGC), 5.13%, 7/01/14 (c)	3,615	3,943,712
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,677,962
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,897,235
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,357,120
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,298,275
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	900	926,856
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	3,003,812
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	950,886
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	276,630
William Paterson University, Series C (AGC), 4.75%, 7/01/34	4,000	4,338,440
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.50%, 12/01/28	3,380	3,513,003
4.50%, 12/01/29	4,150	4,277,903
4.63%, 12/01/30	4,080	4,234,346
New Jersey Institute of Technology, GO, Series A , 5.00%, 7/01/42	5,045	5,733,188
University of Medicine & Dentistry of New Jersey, COP (NPFGC), 5.00%, 6/15/29	2,000	2,050,540
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC), 5.50%, 12/01/27	4,740	4,799,629

		79,741,440
Health — 14.9%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/23	10,775	11,491,322
Meridian Health, Series I (AGC), 5.00%, 7/01/38	755	808,363
Meridian Health, Series II (AGC), 5.00%, 7/01/38	6,260	6,702,457
Meridian Health, Series V (AGC), 5.00%, 7/01/38	3,870	4,143,532
Virtua Health (AGC), 5.50%, 7/01/38	3,035	3,377,348

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	17

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	$3,080	$3,707,180
AHS Hospital Corp., Series A (AMBAC), 6.00%, 7/01/13 (d)	4,000	4,204,720
Barnabas Health, Series A, 5.00%, 7/01/24	1,820	1,944,051
Barnabas Health, Series A, 5.63%, 7/01/32	1,100	1,207,811
Barnabas Health, Series A, 5.63%, 7/01/37	3,060	3,329,188
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,659,015
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,894,343
Kennedy Health System, 5.00%, 7/01/31	540	591,241
Kennedy Health System, 5.00%, 7/01/37	520	563,534
Kennedy Health System, 5.00%, 7/01/42	360	390,449
Meridian Health System Obligation, 5.00%, 7/01/25	700	794,542
Meridian Health System Obligation, 5.00%, 7/01/26	1,590	1,786,922

		52,596,018
Housing — 7.1%
New Jersey State Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	9,245	9,699,669
M/F, 4.55%, 11/01/43	3,575	3,658,870
Series A, AMT (NPFGC), 4.85%, 11/01/39	935	949,277
Series AA, 6.50%, 10/01/38	1,895	2,023,784
Series B, 4.50%, 10/01/30	7,150	7,726,648
S/F Housing, Series T, AMT, 4.70%, 10/01/37	745	763,774

		24,822,022
State — 33.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.82%, 11/01/23 (e)	9,000	6,569,370
CAB, Series B, 3.05%, 11/01/25 (e)	10,000	6,700,400
Election of 2005, Series A, 5.80%, 11/01/15 (c)	4,690	5,485,799
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	6,411,800
5.25%, 11/01/21	7,705	9,987,144
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	585	641,102
Cigarette Tax (Radian), 5.75%, 6/15/14 (c)	3,180	3,499,781
Liberty State Park Project, Series C (AGM), 5.00%, 3/01/22	2,670	2,924,718
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,176,843
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,904,760
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	9,210,900
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,887,680
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/34	2,000	2,122,740
School Facilities Construction, Series L (AGM), 5.00%, 3/01/30	9,000	9,624,600
School Facilities Construction, Series O, 5.25%, 3/01/23	1,420	1,561,418
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,301,500
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,800	3,299,800

Municipal Bonds	Par (000)	Value

New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities, Series U, 5.00%, 9/01/37	$5,000	$5,404,400
School Facilities, Series U (AMBAC), 5.00%, 9/01/37	2,000	2,161,760
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	994,524
Cigarette Tax, 5.00%, 6/15/28	1,520	1,674,174
Cigarette Tax, 5.00%, 6/15/29	2,000	2,192,500
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,310,050
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	5,890	7,047,090
5.50%, 3/01/22	3,150	3,789,072
State of New Jersey, COP, Equipment Lease Purchase, Series A , 5.25%, 6/15/27	1,080	1,226,340

		116,110,265
Tobacco — 1.4%
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (c)	4,755	5,023,230
Transportation — 23.5%
Delaware River Port Authority, RB (AGM):
Port District Project,
Series B, 5.63%, 1/01/26	2,425	2,430,553
Series D, 5.00%, 1/01/40	3,700	4,072,368
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B, (AMBAC),
0.00%, 1/01/15 (b)	7,615	7,107,689
Series A, 5.00%, 1/01/31	1,500	1,756,560
Series A, 5.00%, 1/01/35	760	875,786
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	6,165,964
Series A (AGM), 5.25%, 1/01/29	2,000	2,576,920
Series A (AGM), 5.25%, 1/01/30	4,000	5,207,480
Series A (BHAC), 5.25%, 1/01/29	500	651,070
Series C (NPFGC), 6.50%, 1/01/16	910	1,073,991
Series C (NPFGC), 6.50%, 1/01/16 (d)	3,385	3,722,451
Series C-2005 (NPFGC), 6.50%, 1/01/16 (d)	255	307,441
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.55%, 12/15/32 (e)	4,050	1,618,299
CAB, Series C (AMBAC), 4.77%, 12/15/35 (e)	1,400	464,982
CAB, Series C (AMBAC), 4.80%, 12/15/36 (e)	7,210	2,268,122
Series A, 4.69%, 12/15/35 (e)	6,000	2,029,500
Series A, 6.00%, 6/15/35	4,365	5,382,089
Series A (AGC), 5.63%, 12/15/28	2,000	2,366,300
Series A (AGM), 5.25%, 12/15/20	10,750	13,304,523
Series A (AGM), 5.50%, 12/15/22	150	190,478
Series A (NPFGC), 5.75%, 6/15/24	1,205	1,572,139
Series B, 5.50%, 6/15/31	1,425	1,692,102
Series B, 5.25%, 6/15/36	1,900	2,189,199
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/42	2,500	2,831,325
Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,658,385
Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,000,600
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	5,175	6,180,502

		82,696,818

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
Utilities — 6.0%
Essex County Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	$2,000	$2,160,080
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	4,335	5,508,745
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (e):
4.16%, 9/01/28	6,600	3,401,574
4.26%, 9/01/29	6,900	3,355,953
Union County Utilities Authority, Refunding RB:
Covanta Union, Series A, AMT, 5.25%, 12/01/31	450	500,098
New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	5,415	6,207,539

		21,133,989
Total Municipal Bonds in New Jersey		456,132,836

Guam — 1.0%
State — 1.0%
Government of Guam Business Privilege Tax Revenue, RB, Series A , 5.13%, 1/01/42	2,500	2,774,725
Territory of Guam, RB, Series B-1 , 5.00%, 1/01/37	700	772,366
Total Municipal Bonds in Guam		3,547,091

Puerto Rico — 7.5%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A , 6.50%, 11/15/20	1,750	1,758,558
State — 5.0%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C , 6.00%, 7/01/39	2,080	2,276,518
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 6.02%, 7/01/37 (e)	4,000	912,080
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.50%, 8/01/42	1,300	1,400,841
First Sub-Series A, 6.00%, 8/01/42	2,500	2,827,075
First Sub-Series A-1, 5.25%, 8/01/43	2,130	2,269,877
First Sub-Series C (AGM), 5.13%, 8/01/42	6,120	6,674,901
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, COP, Series A (NPFGC), 5.56%, 8/01/42 (e)	5,500	1,062,545

		17,423,837
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,750	4,570,087
Utilities — 0.7%
Puerto Rico Electric Power Authority, RB, 5.00%, 7/01/42	1,000	1,029,120
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/26	1,325	1,507,240

		2,536,360
Total Municipal Bonds in Puerto Rico		26,288,842
Total Municipal Bonds — 138.1%		485,968,769

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New Jersey — 16.6%
Education — 0.4%
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	$990	$1,101,900
Housing — 1.5%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,790	5,309,140
State — 3.5%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	12,325,787
Transportation — 7.3%
Port Authority of New York & New Jersey, RB, Consolidated:
163rd Series, 5.00%, 7/15/39	11,456	13,015,042
169th Series, AMT, 5.00%, 10/15/41	5,500	6,063,145
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,632,070

		25,710,257
Utilities — 3.9%
Union County Utilities Authority, Refunding RB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	12,370	13,747,152
Total Municipal Bonds in New Jersey		58,194,236

Puerto Rico — 0.7%
State — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C , 5.25%, 8/01/40	2,270	2,520,776
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.3%		60,715,012
Total Long-Term Investments (Cost — $497,927,228) — 155.4%		546,683,781

Short-Term Securities	Shares

BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	4,620,110	4,620,110
Total Short-Term Securities (Cost — $4,620,110) — 1.3%		4,620,110
Total Investments (Cost — $502,547,338) — 156.7%		551,303,891
Other Assets Less Liabilities — 0.8%		2,963,730
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.5)%		(29,730,414)
VRDP Shares, at Liquidation Value — (49.1)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$351,837,207

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by Municipal or US Treasury obligations.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	19

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New Jersey Municipal Money Fund	9,941,803	(5,321,693)	4,620,110	$411

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$546,683,781	—	$546,683,781
Short-Term Securities	$4,620,110	—	—	4,620,110

Total	$4,620,110	$546,683,781	—	$551,303,891

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(29,718,745)	—	$(29,718,745)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	—	$(202,418,745)	—	$(202,418,745)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 4.2%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,754,265
6.00%, 6/01/39	2,985	3,485,435
Selma IDB, RB, International Paper Co. Project, 5.38%, 12/01/35	350	381,322

		5,621,022
Arizona — 0.7%
Arizona State Board of Regents, Refunding RB, COP, University of Arizona, Series C, 5.00%, 6/01/29	300	344,145
Arizona State Board of Regents, Refunding RB, University of Arizona, Series A, 5.00%, 6/01/42	500	573,120

		917,265
California — 24.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,340,789
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/42	1,110	1,226,150
Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,381,150
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	2,000	2,321,740
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	1,000	1,085,600
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	940	1,028,905
City of San Jose California Airport, Refunding RB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,803,824
6.25%, 3/01/34	1,250	1,482,538
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,573,880
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	3,134,005
Election of 2008, Series C, 5.25%, 8/01/39	500	582,970
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,190,690
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	840	1,008,798
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,198,663
San Jacinto Unified School District, GO, Election of 2006 (AGM), 5.25%, 8/01/32	1,000	1,119,520
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	3,450	3,942,833
State of California, GO, Refunding:
5.25%, 2/01/30	2,500	2,908,075
Tax Exempt, Various Purpose, 5.00%, 9/01/41	2,260	2,464,801
University of California, Refunding RB, 5.00%, 5/15/37 (a)	1,000	1,155,660

		32,950,591
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Hospital NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,540,149
University of Colorado, Refunding RB, Series A-2 (a):
5.00%, 6/01/32	1,185	1,408,811
5.00%, 6/01/33	1,030	1,218,706

		4,167,666
District of Columbia — 1.5%
District of Columbia Water & Sewer Authority, RB, Public Utility Revenue, Sub Lien, Series A, 5.00%, 10/01/30	1,625	1,945,710

Municipal Bonds	Par (000)	Value

Florida — 6.2%
City of Gainesville Florida, Refunding RB, Series C , 5.25%, 10/01/34	$2,000	$2,306,500
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,101,030
Florida Housing Finance Corp., HRB, Brittany Rosemont Apartments, Series C-1, AMT (AMBAC), 6.75%, 8/01/14	225	225,529
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	500	542,860
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A , 5.00%, 1/01/29	1,000	1,119,640
Palm Beach County Florida School Board, Refunding RB, COP, Series A, 5.00%, 8/01/28	2,600	2,995,408

		8,290,967
Illinois — 12.5%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	1,500	1,748,730
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,655,878
Sales Tax Receipts Revenue, 5.25%, 12/01/36	425	485,584
Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,215	1,386,108
City of Chicago Illinois, ARB, General, Third Lien, Series A, 5.75%, 1/01/39	770	907,630
City of Chicago Illinois, ARB, General, Third Lien, Series C, 6.50%, 1/01/41	3,680	4,517,862
City of Chicago Illinois, RB, General, Third Lien, Series C (AGC) , 5.25%, 1/01/38	525	602,690
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	385	439,050
Cook County Forest Preserve District, Refunding GO, Ltd Tax Project, Series B , 5.00%, 12/15/32	180	205,270
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,761,193
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	1,360	1,574,499
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,096,905
6.00%, 6/01/28	270	314,202

		16,695,601
Indiana — 5.3%
Indiana Finance Authority Waste Water Utility, RB, CWA Authority Project, First Lien, Series A, 5.00%, 10/01/41	1,500	1,678,815
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	1,485	1,599,315
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	3,310	3,756,585

		7,034,715
Louisiana — 0.5%
New Orleans Aviation Board Louisiana, Refunding RB, GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	449,895
Series A-2 (AGC), 6.00%, 1/01/23	160	191,955

		641,850
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	450	525,852

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	21

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 6.3%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	$1,800	$2,101,698
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	1,640	1,814,791
Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	660	829,686
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,650	1,978,433
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,265	1,631,736

		8,356,344
Minnesota — 2.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,595,650
Nevada — 4.9%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,411,900
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,675	2,998,782
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,000	1,058,640

		6,469,322
New Jersey — 3.1%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,557,920
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
5.25%, 6/15/36	1,000	1,152,210
Series A, 5.50%, 6/15/41	1,195	1,396,740

		4,106,870
New York — 8.1%
Metropolitan Transportation Authority, RB, Series E , 5.00%, 11/15/42	325	365,303
Metropolitan Transportation Authority, Refunding RB, Transportation Revenue, Series C , 5.00%, 11/15/28	1,200	1,411,056
New York City Municipal Water Finance Authority, RB, Series FF-2 , 5.50%, 6/15/40	1,545	1,819,933
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,397,820
Future Tax Secured, Subordinate Bonds, Series C, 5.00%, 11/01/39	1,075	1,225,994
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	2,150	2,489,485
5.00%, 3/15/42	1,000	1,150,710

		10,860,301
North Carolina — 1.7%
North Carolina Medical Care Commission, RB, Duke University Health System, Health Care Facilities, Series A , 5.00%, 6/01/32	1,360	1,567,550
North Carolina Medical Care Commission, Refunding RB, Wakemed, Health Care Facilities, Series A, 5.00%, 10/01/31	565	641,088

		2,208,638
Pennsylvania — 5.5%
City of Philadelphia Pennsylvania, RB, Series C (AGM):
5.00%, 8/01/35	1,615	1,812,692
5.00%, 8/01/40	2,880	3,211,056

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	$2,000	$2,272,500

		7,296,248
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A , 6.38%, 8/01/39	1,425	1,688,098
South Carolina — 0.8%
City of North Charleston South Carolina, RB, 5.00%, 6/01/35	905	1,020,288
Texas — 19.3%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,511,698
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,292,245
6.00%, 11/15/36	2,055	2,497,154
5.38%, 11/15/38	1,000	1,159,500
Frisco ISD Texas, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,503,171
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	500	607,235
Katy ISD Texas, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	755	880,813
Lamar Texas Consolidated ISD, GO, Refunding, School House, Series A , 5.00%, 2/15/45	1,000	1,159,430
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,750	3,266,532
North Texas Tollway Authority, Refunding RB:
System, First Tier (AGM), 6.00%, 1/01/43	1,000	1,197,790
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,599,458
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,100	1,284,712
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,280	1,280,333
Texas Tech University, Refunding RB, Improvement Bonds, 14th Series A , 5.00%, 8/15/29	1,105	1,314,453
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,835	2,156,290

		25,710,814
Virginia — 2.0%
Virginia Public School Authority, RB, School Financing , 6.50%, 12/01/35	1,000	1,246,850
Virginia Resources Authority, RB, 5.00%, 11/01/42	1,245	1,452,492

		2,699,342
Washington — 3.2%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,168,530
State of Washington, GO:
Motor Vehicle Tax, Senior 520, Corridor Program, Series C, 5.00%, 6/01/41	2,000	2,278,320
Various Purpose, Series B, 5.25%, 2/01/36	725	851,346

		4,298,196

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, RB, Series D, 5.00%, 11/15/41	$1,250	$1,388,112
Total Municipal Bonds — 119.0%		158,489,462

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,592,685
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	750	913,120
Florida — 3.1%
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/22 (a)	660	740,566
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,717,928
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	615	655,596

		4,114,090
Illinois — 3.3%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,302,703
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	960	1,092,368

		4,395,071
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,164,017
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 10/15/41	2,040	2,357,098
Nevada — 7.4%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,479,214
Series B, 5.50%, 7/01/29	1,994	2,471,435
Las Vegas Valley Water District, GO, Refunding, Series C , 5.00%, 6/01/28	4,200	4,868,598

		9,819,247
New Jersey — 2.2%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,178,500
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC , 5.25%, 10/01/29	1,610	1,778,633

		2,957,133
New York — 21.4%
Hudson New York Yards Infrastructure Corp., Senior RB, Series A , 5.75%, 2/15/47	1,000	1,171,971
New York City Municipal Water Finance Authority, Refunding RB:
5.00%, 6/15/45	2,999	3,439,138
Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	2,999	3,522,250
Series FF-2, 5.50%, 6/15/40	1,095	1,289,552
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,129,655
Sub-Series E-1, 5.00%, 2/01/42	1,160	1,338,870

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value

New York (concluded)
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	$3,000	$3,460,350
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project , 5.75%, 11/15/51	1,770	2,094,175
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,765,385
New York State Dormitory Authority, RB, General Purpose, Series C , 5.00%, 3/15/41	4,500	5,116,860
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	2,000	2,208,680

		28,536,886
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,200	1,332,582
Texas — 4.2%
City of San Antonio Texas, Refunding RB, Series A , 5.25%, 2/01/31	2,609	3,042,562
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	2,220	2,545,541

		5,588,103
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,098,046
Washington — 1.6%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,875	2,185,363
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.6%		66,053,441
Total Investments (Cost — $203,502,784) — 168.6%		224,542,903
Liabilities in Excess of Other Assets — (0.6)%		(762,227)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.6)%		(34,120,719)
VMTP Shares, at Liquidation Value — (42.4)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$133,159,957

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$1,155,660	$(2,808)
JPMorgan Chase & Co.	$740,566	$6,897
Stifel Nicolaus & Co.	$2,627,517	$33,581

(b)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
FFI Institutional Tax-Exempt Fund	6,706,791	(6,706,791)	—	$809

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	23

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$224,542,903	—	$224,542,903

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$340,224	—		$340,224
Liabilities:
TOB trust certificates	—	$(34,105,969)	—	(34,105,969)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$340,224	$(90,605,969)	—	$(90,265,745)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 128.1%
Corporate — 6.2%
Dickinson County EDC, Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	$3,900	$3,912,753
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	10,695	14,438,036

		18,350,789
County/City/Special District/School District — 36.7%
Adrian City School District Michigan, GO (AGM) (a):
5.00%, 5/01/14	2,000	2,162,360
5.00%, 5/01/14	1,600	1,729,888
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	3,000	3,306,480
4.25%, 5/01/26	1,800	1,983,168
4.38%, 5/01/27	960	1,059,101
4.00%, 5/01/28	240	254,544
4.38%, 5/01/28	600	655,326
4.00%, 5/01/29	620	652,724
4.50%, 5/01/29	900	985,041
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	2,800	2,954,308
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/33	1,000	1,038,950
Brighton Area School District, GO, School Bldg., Series I (Q-SBLF):
4.25%, 5/01/37 (b)	3,720	3,813,670
4.00%, 5/01/42 (b)	1,390	1,393,614
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,032,225
5.00%, 4/01/26	2,000	2,197,400
5.00%, 4/01/27	500	547,055
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	534,830
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	862,178
5.50%, 5/01/41	1,355	1,556,556
County of Genesee Michigan, GO (NPFGC):
Refunding Series A, 5.00%, 5/01/19	600	652,068
Water Supply System, 5.13%, 11/01/33	1,000	1,020,510
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,718,902
Detroit City School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
Series A, 5.38%, 5/01/13	1,300	1,350,089
Series B, 5.00%, 5/01/13	2,850	2,951,802
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM) (a):
5.25%, 5/01/14	1,325	1,439,069
5.25%, 5/01/14	1,675	1,819,201
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,274,462
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	2,000	2,187,280
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	2,940	3,178,669
5.00%, 5/01/14	710	768,028
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	706,566
5.50%, 5/01/36	1,200	1,388,292
5.50%, 5/01/41	1,575	1,810,573

Municipal Bonds	Par (000)	Value

Michigan (continued)
County/City/Special District/School District (concluded)
Grand Rapids Building Authority Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/12	$435	$438,863
5.50%, 10/01/12	600	605,328
Gull Lake Community School District, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	3,625	3,922,612
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,125	1,251,203
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/34	430	442,014
Howell Public Schools, Refunding, GO (Q-SBLF), 4.50%, 5/01/29	1,090	1,207,829
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,636,567
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/24	1,000	1,096,200
5.00%, 5/01/25	1,525	1,671,705
5.00%, 5/01/26	1,600	1,753,920
5.00%, 5/01/35	3,000	3,124,860
Lansing Building Authority Michigan, GO, Series A (NPFGC), 5.38%, 6/01/13 (a)	1,510	1,575,111
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	5,000	5,285,950
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	1,000	1,062,000
Montrose Community Schools, GO (NPFGC), 6.20%, 5/01/17	1,000	1,229,900
Orchard View Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/13 (a)	5,320	5,636,540
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site, 5.00%, 5/01/25	1,000	1,165,550
Pennfield School District Michigan, GO, School Building & Site (NPFGC) (a):
5.00%, 5/01/14	765	826,399
5.00%, 5/01/14	605	653,557
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,425	1,541,992
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM), (Q-SBLF):
4.13%, 5/01/25	1,150	1,254,144
4.25%, 5/01/26	1,200	1,309,812
4.25%, 5/01/27	1,200	1,298,304
4.50%, 5/01/29	1,025	1,117,773
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	2,000	2,163,460
Thornapple Kellogg School District Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,794,825
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	1,250	1,388,050
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/29	1,600	1,692,048

		108,131,445
Education — 9.1%
Eastern Michigan University, Refunding RB, General (AMBAC), 6.00%, 6/01/20	435	436,731
Grand Valley State University Michigan, RB, General (NPFGC), 5.50%, 2/01/18	2,070	2,283,872
Lake Superior State University, Refunding RB (AGM):
4.00%, 11/15/26	770	806,128
4.00%, 11/15/27	465	484,409
4.00%, 11/15/28	310	320,943

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (continued)
Education (concluded)
Lake Superior State University, Refunding RB (AGM) (concluded):
4.00%, 11/15/29	$400	$411,884
4.00%, 11/15/30	310	317,487
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,748,191
Michigan Higher Education Student Loan Authority, RB, Student Loan:
Series XVII-I, 5.20%, 3/01/24	2,900	2,966,961
Series XVII-P, (AMBAC), 4.88%, 3/01/30	2,300	2,341,055
Series XVII-Q, AMT (AMBAC), 5.00%, 3/01/31	3,000	3,091,350
Michigan State University, Refunding RB, General, Series C, 5.00%, 2/15/40	4,700	5,239,325
Michigan Technological University, Refunding RB, General, 5.00%, 10/01/34	1,650	1,854,963
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC), 5.00%, 7/01/24	2,100	2,170,854
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	2,100	2,382,051

		26,856,204
Health — 26.2%
Dickinson County Healthcare System, Refunding RB, Series A (ACA), 5.80%, 11/01/24	3,100	3,100,062
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	1,045	1,066,234
Series A, 5.38%, 7/01/20	615	615,806
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,254,165
Kent Hospital Finance Authority Michigan, Refunding RB:
Butterworth, Series A, (NPFGC), 7.25%, 1/15/13 (c)	330	336,046
Spectrum Health, Series A, 5.00%, 11/15/29	4,500	5,099,805
Michigan State Finance Authority, Refunding RB, Trinity Health Credit:
5.00%, 12/01/31	3,100	3,538,960
5.00%, 12/01/35	3,100	3,456,934
Michigan State Hospital Finance Authority, RB: Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,201,831
Hospital, MidMichigan Obligation Group, Series A, (AMBAC), 5.50%, 4/15/18	2,530	2,536,907
Hospital, Oakwood Obligation Group, Series A, 5.75%, 4/01/13 (a)	5,000	5,185,450
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,089,680
MidMichigan Obligation Group, Series A, 5.00%, 4/15/26	620	647,640
MidMichigan Obligation Group, Series A, 5.00%, 4/15/36	3,550	3,669,706
Michigan State Hospital Finance Authority, Refunding RB:
4.00%, 12/01/32	4,460	4,632,691
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,635,800
Hospital, Crittenton, Series A, 5.63%, 3/01/27	2,050	2,069,741
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/21	600	664,278
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	3,260	3,508,770
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	630	661,809
Hospital, Sparrow Obligated, 5.00%, 11/15/31	3,100	3,291,797
McLaren Health Care, 5.75%, 5/15/38	4,500	5,033,655
McLaren Healthcare, Series A, 5.00%, 6/01/35	1,390	1,526,929
Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,436,400

Municipal Bonds	Par (000)	Value

Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB (concluded):
Trinity Health Credit, Series A, 6.25%, 12/01/28	$930	$1,104,291
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,208,800
Trinity Health Credit, Series C, 5.38%, 12/01/12 (a)	1,000	1,017,280
Trinity Health Credit, Series C, 5.38%, 12/01/12 (a)	3,410	3,468,720
Trinity Health Credit, Series C, 5.38%, 12/01/12 (a)	345	350,962
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,289,910
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	475	484,970

		77,186,029
Housing — 4.6%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,038,580
Series A, 4.75%, 12/01/25	4,400	4,860,064
Series A, AMT, (NPFGC), 5.30%, 10/01/37	130	130,111
Williams Pavilion, AMT, (Ginnie Mae), 4.75%, 4/20/37	3,775	3,887,268
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	3,260	3,604,256

		13,520,279
State — 16.2%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	146,491
Michigan State Building Authority, Refunding RB, Facilities Program:
Series H, (AGM), 5.00%, 10/15/26	4,500	5,159,475
Series I, 6.25%, 10/15/38	3,900	4,565,652
Series I, 5.50%, 10/15/45	1,250	1,440,975
Series I, (AGC), 5.25%, 10/15/24	4,000	4,791,600
Series I, (AGC), 5.25%, 10/15/25	2,000	2,388,560
Series I, (AGC), 5.25%, 10/15/26	600	715,224
Series II, (NPFGC), 5.00%, 10/15/29	3,500	3,645,180
Michigan State Finance Authority, RB, 5.25%, 10/01/41	6,085	6,590,663
Michigan State Finance Authority, RB, Series F, 5.00%, 4/01/31	1,000	1,080,840
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,500	1,702,455
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,841,098
State of Michigan Trunk Line Revenue, RB:
5.00%, 11/15/29	1,000	1,179,700
5.00%, 11/15/33	1,850	2,149,571
5.00%, 11/15/36	3,500	4,042,185
State of Michigan, COP (AMBAC), 2.25%, 6/01/22 (c)(d)	3,000	2,408,220

		47,847,889
Transportation — 11.5%
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,904,862
5.25%, 12/01/26	6,300	6,593,769
5.00%, 12/01/34	4,435	4,505,384
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,424,040
5.75%, 12/01/26	1,000	1,098,340
5.38%, 12/01/32	8,700	9,277,767

		33,804,162

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Utilities — 17.6%
City of Detroit Michigan, RB:
Second Lien, Series B, (AGM), 7.00%, 7/01/36	$3,000	$3,646,140
Second Lien, Series B, (NPFGC), 5.00%, 7/01/13 (a)	1,550	1,617,363
Senior Lien, Series A, (NPFGC), 5.00%, 7/01/34	6,000	6,027,480
Series B, (NPFGC), 5.25%, 7/01/13 (a)	11,790	12,329,392
City of Detroit Michigan, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	10,470	10,903,563
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	310	342,984
5.63%, 10/01/40	1,000	1,114,680
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,970	2,309,845
5.00%, 7/01/31	4,230	4,905,404
5.00%, 7/01/37	2,065	2,353,026
5.50%, 7/01/41	3,000	3,554,520
Michigan Municipal Bond Authority, RB:
Clean Water Revolving-Pooled, 5.00%, 10/01/27	1,240	1,473,926
State Clean Water, 5.00%, 10/01/27	1,250	1,444,675

		52,022,998
Total Municipal Bonds in Michigan		377,719,795

Guam — 1.9%
State — 1.9%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	2,300	2,552,747
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	1,400	1,573,544
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	1,165	1,285,438
Total Municipal Bonds in Guam		5,411,729

Puerto Rico — 6.1%
State — 4.6%
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.50%, 8/01/42	500	538,785
Series A-1, 5.25%, 8/01/43	1,070	1,140,267
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.56%, 8/01/42 (d)	4,500	869,355
CAB, Series A, (NPFGC), 5.57%, 8/01/43 (d)	12,500	2,277,125
CAB, Series A, (NPFGC), 5.63%, 8/01/46 (d)	20,000	3,032,200
First Sub-Series C, (AGM), 5.13%, 8/01/42	5,100	5,562,417

		13,420,149
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,750	3,351,397
Utilities — 0.4%
Puerto Rico Electric Power Authority, RB, 5.50%, 7/01/38	1,100	1,168,266
Total Municipal Bonds in Puerto Rico		17,939,812
Total Municipal Bonds — 136.1%		401,071,336

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Michigan — 20.0%
County/City/Special District/School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	6,470	7,226,343

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Michigan (concluded)
County/City/Special District/School District (concluded)
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	$4,650	$5,078,544

		12,304,887
Education — 7.3%
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,226,450
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,325,522

		21,551,972
Health — 1.2%
Michigan Finance Authority, Refunding RB, Refunding Trinity Health, 5.00%, 12/01/39	3,350	3,710,427
Housing — 2.6%
Michigan HDA, RB, Rental Housing, Series A, 6.00%, 10/01/45	6,990	7,603,512
Utilities — 4.7%
City of Grand Rapids Michigan, RB (NPFGC), 5.00%, 1/01/34	11,387	12,102,405
Detroit Water and Sewerage Department, Refunding RB, 5.25%, 7/01/39	1,649	1,739,204

		13,841,609
Total Municipal Bonds in Michigan		59,012,407

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,060	1,177,114
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.4%		60,189,521
Total Long-Term Investments (Cost — $425,518,555) — 156.5%		461,260,857

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (f)(g)	9,419,517	9,419,517
Total Short-Term Securities (Cost — $9,419,517) — 3.2%		9,419,517
Total Investments (Cost — $434,938,072) — 159.7%		470,680,374
Liabilities in Excess of Other Assets — (0.6)%		(1,696,402)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(29,579,921)
VRDP Shares, at Liquidation Value — (49.1)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$294,804,051

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus & Co.	$5,207,284	$38,292

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF Michigan Municipal Money Fund	6,928,754	2,490,763	9,419,517	—

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$461,260,857	—	$461,260,857
Short-Term Securities	$9,419,517	—	—	9,419,517

Total	$9,419,517	$461,260,857	—	$470,680,374

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(29,568,191)	—	$(29,568,191)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	—	$(174,168,191)	—	$(174,168,191)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 120.4%
Corporate — 5.3%
New Jersey EDA, RB, New Jersey American Water Co., Inc. Project, Series A, AMT (AMBAC), 5.25%, 11/01/32	$1,000	$1,014,260
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	5,000	5,594,800
Series B, 5.60%, 11/01/34	1,000	1,138,500

		7,747,560
County/City/Special District/School District — 14.7%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	796,762
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00% 7/01/35 (a)	1,250	1,345,100
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,163,380
County of Middlesex New Jersey, COP, Refunding (NPFGC), 5.00%, 8/01/22	3,000	3,002,010
County of Union New Jersey, GO:
4.00%, 3/01/29	1,060	1,162,375
4.00%, 3/01/30	1,060	1,153,905
4.00%, 3/01/31	1,200	1,299,636
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	300	336,717
4.25%, 3/01/35	300	336,057
4.30%, 3/01/36	300	336,228
Essex County Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,040,430
Hudson County Improvement Authority, RB:
CAB, Series A-1, (NPFGC), 4.70%, 12/15/32 (b)	1,000	387,820
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	271,840
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,116,190
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,570,156
Monmouth County Improvement Authority, RB, Governmental Loan (AMBAC):
5.00%, 12/01/17	5	5,011
5.00%, 12/01/18	5	5,010
5.00%, 12/01/19	5	5,009
Monmouth County Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,013
5.25%, 12/01/15	5	5,013
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM), 5.00%, 9/15/21	1,000	1,063,080
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,386,160
Union County Improvement Authority, RB, Family Court Building Project, 4.00%, 5/01/37	1,425	1,452,631

		21,245,533
Education — 25.7%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A, (AMBAC), 5.00%, 7/01/21	1,600	1,823,824
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (c)	1,185	1,289,920
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,171,421
Kean University, Series A, 5.25%, 9/01/29	2,500	2,841,100

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded)
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	$2,895	$2,988,740
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,119,040
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,298,275
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	4,006,078
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,874,421
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,584,810
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,209,340
William Paterson University, Series E (Syncora), 5.00%, 7/01/21	1,725	1,730,451
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.50%, 12/01/28	1,170	1,216,040
4.50%, 12/01/29	1,550	1,597,771
4.63%, 12/01/30	1,475	1,530,799
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	2,159,179
University of Medicine & Dentistry of New Jersey, RB, Series A (AMBAC):
5.50%, 12/01/18	570	576,675
5.50%, 12/01/19	1,145	1,158,408
5.50%, 12/01/20	1,130	1,142,656
5.50%, 12/01/21	865	874,108

		37,193,056
Health — 10.3%
New Jersey Health Care Facilities Financing Authority, RB (AGC):
Meridian Health, Series I, 5.00%, 7/01/38	725	776,243
Meridian Health, Series II, 5.00%, 7/01/38	990	1,059,973
Meridian Health, Series V, 5.00%, 7/01/38	965	1,033,206
Virtua Health, 5.50%, 7/01/38	1,000	1,112,800
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,323,993
Barnabas Health Issue, Series A, 5.00%, 7/01/24	1,820	1,944,051
Barnabas Health Issue, Series A, 5.63%, 7/01/37	1,200	1,305,564
Barnabas Health, Series A, 5.63%, 7/01/32	440	483,125
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,490,037
Kennedy Health System, 5.00%, 7/01/31	210	229,927
Kennedy Health System, 5.00%, 7/01/37	210	227,581
Kennedy Health System, 5.00%, 7/01/42	140	151,841
Meridian Health System Obligation, 5.00%, 7/01/25	300	340,518
Meridian Health System Obligation, 5.00%, 7/01/26	2,130	2,393,801

		14,872,660
Housing — 7.3%
New Jersey State Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 4.70%, 11/01/25	3,350	3,514,753
M/F, 4.55%, 11/01/43	1,425	1,458,431
S/F Housing, Series T, AMT, 4.70%, 10/01/37	490	502,348
Series A, AMT (NPFGC), 4.90%, 11/01/35	820	826,781

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	29

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Housing (concluded)
New Jersey State Housing & Mortgage Finance Agency, RB (concluded):
Series A, AMT (NPFGC), 4.85%, 11/01/39	$400	$406,108
Series AA, 6.50%, 10/01/38	755	806,310
Series B, 4.50%, 10/01/30	2,850	3,079,852

		10,594,583
State — 25.5%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.82%, 11/01/23 (b)	6,725	4,908,779
Election of 2005, Series A, 5.80%, 11/01/15 (c)	2,605	3,047,016
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series R, (NPFGC), 3.53%, 7/01/21 (b)	2,325	1,701,830
Cigarette Tax, (Radian), 5.50%, 6/15/14 (c)	225	246,578
Cigarette Tax, (Radian), 5.75%, 6/15/14 (c)	785	863,940
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,226,190
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	3,500	3,728,165
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,500	9,099,080
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,200	1,414,200
School Facilities, Series U, 5.00%, 9/01/37	3,000	3,242,640
School Facilities, Series U (AMBAC), 5.00%, 9/01/37	1,000	1,080,880
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	355	394,476
5.00%, 6/15/28	910	1,002,301
5.00%, 6/15/29	1,195	1,310,019
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,842,533
5.50%, 3/01/22	1,050	1,263,024
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	567,750

		36,939,401
Tobacco — 1.2%
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/13 (c)	1,715	1,811,743
Transportation — 21.0%
Delaware River Port Authority, RB, Series D (AGM):
5.05%, 1/01/35	1,430	1,584,483
5.00%, 1/01/40	1,500	1,650,960
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), —%, 1/01/15 (a)	3,005	2,804,807
Series A, 5.00%, 1/01/31	2,000	2,342,080
Series A, 5.00%, 1/01/35	700	806,645
New Jersey State Turnpike Authority, Refunding RB, Series A (AGM), 5.25%, 1/01/29	2,000	2,576,920
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
5.25%, 6/15/36	760	875,680
5.50%, 6/15/31	730	866,831
CAB, Series C (AGM), 4.55%, 12/15/32 (b)	4,750	1,898,005
CAB, Series C (AMBAC), 4.77%, 12/15/35 (b)	2,760	916,679
Series A (AGM), 5.25%, 12/15/20	4,250	5,259,927
Series A (AGM), 5.50%, 12/15/22	150	190,478

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System (concluded)
Series A, 6.00%, 6/15/35	$2,000	$2,466,020
Series A (AGC), 5.63%, 12/15/28	780	922,857
Port Authority of New York & New Jersey, RB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,252,490
JFK International Air Terminal, 6.00%, 12/01/42	1,500	1,698,795
Port Authority of New York & New Jersey, Refunding RB, Consolidated 152nd Series, AMT, 5.75%, 11/01/30	2,000	2,388,600

		30,502,257
Utilities — 9.4%
Essex County Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	1,000	1,080,040
Jersey City Municipal Utilities Authority, Refunding RB (AMBAC), 6.25%, 1/01/14	1,935	2,003,073
New Jersey EDA, Refunding RB, United Water of New Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,089,190
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,173,000
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
4.00%, 9/01/26	4,100	2,346,840
4.26%, 9/01/29	2,750	1,337,517
4.50%, 9/01/33	2,350	919,790
Union County Utilities Authority, Refunding RB:
New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,155	2,470,406
Resource Recovery Facility, Covanta Union, Series A, AMT, 5.25%, 12/01/31	200	222,266

		13,642,122
Total Municipal Bonds in New Jersey		174,548,915

Guam — 1.5%
State — 1.5%
Government of Guam Business Privilege Tax Revenue, RB, Series A, 5.13%, 1/01/42	1,600	1,775,824
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	275	303,430
Total Municipal Bonds in Guam		2,079,254

Puerto Rico — 11.1%
Health — 2.9%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,230,930
State — 6.5%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series C, 6.00%, 7/01/39	1,500	1,641,720
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (b):
(AMBAC), 6.02%, 7/01/37	2,250	513,045
(NPFGC), 5.42%, 7/01/30	2,750	1,054,515
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.50%, 8/01/42	700	754,299
First Sub-Series A, 6.00%, 8/01/42	1,000	1,130,830
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.55%, 8/01/41 (b)	4,000	817,440
First Sub-Series C (AGM), 5.13%, 8/01/42	2,380	2,595,794
Series A-1, 5.25%, 8/01/43	800	852,536

		9,360,179

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	$1,185	$1,444,148
Utilities — 0.7%
Puerto Rico Electric Power Authority, RB, Series XX, 5.75%, 7/01/36	1,000	1,096,380
Total Municipal Bonds in Puerto Rico		16,131,637
Total Municipal Bonds — 133.0%		192,759,806

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 19.5%
Education — 3.1%
Rutgers State University of New Jersey, Refunding RB, Rutgers University, Series F, 5.00%, 5/01/39	4,003	4,457,685
Housing — 1.5%
New Jersey State Housing & Mortgage Finance Agency, RB, Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,980	2,194,592
State — 3.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	3,300	4,440,513
Transportation — 8.0%
Port Authority of New York & New Jersey, RB:
Consolidated, 163rd Series, 5.00%, 7/15/39	4,089	4,644,985
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	4,500	4,960,755
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, Consolidated, AMT, 5.25%, 11/01/35	1,829	2,022,781

		11,628,521
Utilities — 3.8%
Union County Utilities Authority, Refunding RB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	4,930	5,478,857
Total Municipal Bonds in New Jersey		28,200,168

Puerto Rico — 0.4%
State — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	520	577,452
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.9%		28,777,620
Total Long-Term Investments (Cost — $203,697,327) — 152.9%		221,537,426

Short-Term Securities	Shares	Value

BIF New Jersey Municipal Money Fund, 0.00% (f)(g)	1,036,548	$1,036,548
Total Short-Term Securities (Cost — $1,036,548) — 0.7%		1,036,548
Total Investments (Cost — $204,733,875) — 153.6%		222,573,974
Other Assets Less Liabilities — 0.8%		1,144,971
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.9)%		(14,376,968)
VRDP Shares, at Liquidation Value — (44.4)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$144,941,977

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(b)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New Jersey Municipal Money Fund	6,306,835	(5,270,287)	1,036,548	$120

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	31

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$221,537,426	—	$221,537,426
Short-Term Securities	$1,036,548	—	—	1,036,548

Total	$1,036,548	$221,537,426	—	$222,573,974

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(14,371,049)	—	$(14,371,049)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	—	$(78,771,049)	—	$(78,771,049)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania — 106.1%
Corporate — 7.6%
Beaver County IDA, Refunding RB, FirstEnergy, Mandatory Put Bonds, 3.38%, 1/01/35 (a)	$1,200	$1,225,944
Delaware County IDA Pennsylvania, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,628,738
Northumberland County IDA, Refunding RB, Aqua Pennsylvania, Inc. Project, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,629,870
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	3,630	3,887,548
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,265,928
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	865	937,098

		14,575,126
County/City/Special District/School District — 28.1%
Chambersburg Area School District, GO (NPFGC):
5.25%, 3/01/26	2,115	2,344,964
5.25%, 3/01/27	2,500	2,759,675
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGC), 5.00%, 8/01/24	2,000	2,258,540
(AGM), 5.25%, 12/15/32	5,000	5,565,100
City of Pittsburgh Pennsylvania, GO, Refunding, Series B, 5.00%, 9/01/26	970	1,117,003
Connellsville Area School District, GO, Series B (AGM), 5.00%, 11/15/37	1,000	1,019,330
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	448,796
East Stroudsburg Area School District, GO, Series A:
(AGM), 5.00%, 9/01/25	7,000	7,830,340
(NPFGC), 7.75%, 9/01/27	2,000	2,526,960
Falls Township Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,205,890
Lower Merion School District, GO, Refunding, Series A , 3.25%, 11/15/27	2,035	2,118,923
Lycoming County, GO, Series A (AGM) (b):
4.00%, 8/15/38	645	659,300
4.00%, 8/15/42	140	142,975
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	3,500	4,150,230
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,718,425
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,806,600
Philadelphia School District, GO:
Series B (NPFGC), 5.63%, 8/01/21	2,650	2,650,000
Series E, 6.00%, 9/01/38	3,300	3,750,351
Philadelphia School District, GO, Refunding, Series A (BHAC), 5.00%, 6/01/34	1,000	1,189,150
Philipsburg Osceola Area School District Pennsylvania, GO (AGM):
5.00%, 4/01/41	755	801,531
Series A, 4.00%, 4/01/35 (b)	600	615,756
Series A, 4.00%, 4/01/38 (b)	595	601,069
Series A, 4.00%, 4/01/41 (b)	225	227,504
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 3.79%, 9/01/30 (c)	6,145	3,117,543

		53,625,955

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)
Education — 9.7%
Adams County IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	$100	$114,198
Pennsylvania Higher Educational Facilities Authority, RB, Series A:
Drexel University, (NPFGC), 5.00%, 5/01/37	1,500	1,614,435
University of Pennsylvania Health System, 4.00%, 8/15/39	7,600	7,725,780
University of Pennsylvania Health System, 5.00%, 8/15/42	1,505	1,670,460
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	3,103,238
State System Higher Education, Series Al, 5.00%, 6/15/35	1,780	2,054,885
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/34	1,880	2,108,984

		18,391,980
Health — 14.4%
Allegheny County Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,642,160
Berks County Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A , 5.00%, 11/01/40	1,175	1,294,967
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,442,140
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,577,676
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	544,175
Montgomery County Higher Education & Health Authority, RB, Abington Memorial Hospital (b):
3.75%, 6/01/31	470	461,869
3.25%, 6/01/26	625	605,956
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital, Series A, 5.13%, 6/01/33	490	537,373
Montgomery County IDA Pennsylvania, RB, Acts Retirement Life Community:
4.50%, 11/15/36	295	296,239
Series A-1, 6.25%, 11/15/29	235	272,800
Montgomery County IDA Pennsylvania, Refunding RB, Acts Retirement Life Community:
5.00%, 11/15/27	690	751,293
5.00%, 11/15/28	445	482,603
5.00%, 11/15/29	150	161,538
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	3,000	3,663,420
Saint Mary Hospital Authority, Refunding RB, Catholic Health East, Series A:
5.00%, 11/15/26	1,325	1,451,842
5.00%, 11/15/27	945	1,029,492
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series B (AGC), 5.38%, 7/01/35	2,000	2,220,780

		27,436,323
Housing — 4.5%
Pennsylvania HFA, RB, Series 95-A, AMT, 4.90%, 10/01/37	1,000	1,019,010
Pennsylvania HFA, Refunding RB:
4.75%, 10/01/39	1,035	1,055,327
S/F Mortgage, Series 92-A, AMT, 4.75%, 4/01/31	670	683,239
Series 99-A, AMT, 5.15%, 4/01/38	860	932,137

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	33

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (continued)
Housing (concluded)
Pennsylvania HFA, Refunding RB (concluded):
Series 105C, 4.88%, 10/01/34	$1,730	$1,837,485
Philadelphia Housing Authority Capital Fund Program, RB, Series A (AGM), 5.50%, 12/01/18	3,000	3,063,390

		8,590,588
State — 7.1%
Commonwealth of Pennsylvania, GO, First Series , 5.00%, 6/01/28	1,250	1,531,900
Pennsylvania Turnpike Commission, RB, Series C of 2003 Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	3,600	3,992,616
State Public School Building Authority, RB (AGM):
CAB, Corry Area School District, 3.00%, 12/15/22 (c)	1,640	1,204,728
CAB, Corry Area School District, 3.12%, 12/15/23 (c)	1,980	1,392,851
CAB, Corry Area School District, 3.21%, 12/15/24 (c)	1,980	1,335,549
CAB, Corry Area School District, 3.34%, 12/15/25 (c)	1,770	1,136,747
School District Philadelphia Project, Series B, 5.00%, 6/01/26	1,500	1,591,095
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,200	1,313,184

		13,498,670
Transportation — 19.9%
City of Philadelphia, Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,679,500
AMT (AGM), 5.00%, 6/15/37	7,500	7,862,550
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	1,560	1,716,999
Pennsylvania Turnpike Commission, Enhanced Turnpike Subordinate Special Revenue, RB:
5.00%, 12/01/37	705	797,545
5.00%, 12/01/42	2,100	2,372,076
Pennsylvania Turnpike Commission, RB:
5.25%, 12/01/41	1,750	1,953,560
Senior Lien, Series A, 5.00%, 12/01/42	2,500	2,853,000
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,505,432
Series A (AMBAC), 5.25%, 12/01/32	350	379,659
Sub-Series A, 6.00%, 12/01/41 700		795,375
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,893,960
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,801,512
5.00%, 6/01/29	2,080	2,381,517

		37,992,685
Utilities — 14.8%
Allegheny County Sanitation Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,520,250
Bucks County Water & Sewer Authority, RB, Water System, 5.00%, 12/01/41	500	567,350
City of Philadelphia Pennsylvania, RB (AGM):
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,342,372
Ninth Series, 5.25%, 8/01/40	1,430	1,528,127
Series A, 5.25%, 1/01/36	700	777,910
Series C (AGM), 5.00%, 8/01/40	3,000	3,344,850
Delaware County IDA Pennsylvania, RB, Pennsylvania Suburban Water Co. Project, Series A, AMT (AMBAC), 5.15%, 9/01/32	5,500	5,593,335

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Utilities (concluded)
Lycoming County Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	$400	$431,608
Northampton Boro Municipal Authority, RB (NPFGC), 5.00%, 5/15/34	935	962,180
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,523,886
Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,583,698
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 12/01/27	2,680	2,943,551

		28,119,117
Total Municipal Bonds in Pennsylvania		202,230,444

Guam — 1.8%
State — 0.5%
Territory of Guam, Limited Obligation Bonds, RB, Section 30, Series A, 5.63%, 12/01/29	805	904,788
Transportation — 1.3%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC), 5.00%, 10/01/23	2,500	2,533,025
Total Municipal Bonds in Guam		3,437,813

Puerto Rico — 0.7%
State — 0.7%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A-4 (AGM), 5.25%, 7/01/30	1,270	1,388,999
Total Municipal Bonds — 108.6%		207,057,256

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Pennsylvania — 48.4%
County/City/Special District/School District — 5.0%
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	8,850	9,502,848
Education — 8.9%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	9,343,572
University of Pennsylvania Health System, 5.75%, 8/15/41	4,270	5,008,881
University of Pittsburgh Pennsylvania, RB, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,637,242

		16,989,695
Health — 9.7%
Geisinger Authority, RB:
5.13%, 6/01/34	2,500	2,783,450
5.25%, 6/01/39	3,128	3,482,770
5.13%, 6/01/41	6,270	7,038,137
Philadelphia Hospitals & Higher Education Facilities Authority, 5.00%, 7/01/41	4,680	5,187,125

		18,491,482
Housing — 3.9%
Pennsylvania HFA, Refunding RB:
AMT, 4.70%, 10/01/37	2,920	2,980,707
S/F Mortgage, Series 113, 4.85%, 10/01/37	4,120	4,377,253

		7,357,960

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Pennsylvania (concluded)
State — 20.9%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/28	$5,203	$6,231,284
5.00%, 11/15/30	6,350	7,617,651
Pennsylvania Turnpike Commission, RB, Series C of 2003 Pennsylvania Turnpike, 5.00%, 12/01/32	10,000	11,090,600
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	14,026	14,878,001

		39,817,536
Total Municipal Bonds in Pennsylvania		92,159,521

Puerto Rico — 2.9%
State — 2.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	5,000	5,552,300
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.3%		97,711,821
Total Long-Term Investments (Cost — $282,607,101) — 159.9%		304,769,077

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	3,976,718	3,976,718
Total Short-Term Securities (Cost — $3,976,718) — 2.1%		3,976,718
Total Investments (Cost — $286,583,819) — 162.0%		308,745,795
Liabilities in Excess of Other Assets — (0.5)%		(1,005,130)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.7)%		(50,878,180)
VRDP Shares, at Liquidation Value — (34.8)%		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$190,562,485

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
First Clearing LLC	$2,246,604	$57,788
Goldman Sachs Group, Inc.	$1,067,825	$(881)

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF Pennsylvania Municipal Money Fund	8,744,788	(4,768,070)	3,976,718	$1
(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$304,769,077	—	$304,769,077
Short-Term Securities	$3,976,718	—	—	3,976,718

Total	$3,976,718	$304,769,077	—	$308,745,795

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$78,760	—	—	$78,760
Liabilities:
TOB trust certificates	—	$(50,859,902)	—	(50,859,902)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	$78,760	$(117,159,902)	—	$(117,081,142)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	35

Statements of Assets and Liabilities

July 31, 2012	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,101,645,460	$546,683,781	$224,542,903	$461,260,857	$221,537,426	$304,769,077
Investments at value — affiliated[2]	19,427,466	4,620,110	—	9,419,517	1,036,548	3,976,718
Cash	—	—	340,224	—	—	78,760
Interest receivable	14,647,892	4,729,438	2,477,215	4,964,358	1,769,328	3,009,022
Investments sold receivable	4,198,229	—	4,292,588	—	—	691,789
Deferred offering costs	278,236	346,777	119,817	272,001	235,038	212,698
TOB trust receivable	—	—	330,000	—	—	—
Prepaid expenses	15,826	7,964	2,990	6,774	3,151	4,348

Total assets	1,140,213,109	556,388,070	232,105,737	475,923,507	224,581,491	312,742,412

Accrued Liabilities
Investments purchased payable	25,176,540	—	7,553,266	5,168,991	—	3,941,985
Income dividends payable — Common Shares	3,230,365	1,574,429	601,185	1,393,766	638,381	851,039
Investment advisory fees payable	549,674	255,485	93,366	197,117	93,770	128,999
Interest expense and fees payable	106,724	11,669	14,750	11,730	5,919	18,278
Officer’s and Directors’ fees payable	141,795	1,575	571	3,080	641	893
Other accrued expenses payable	155,780	288,960	76,673	176,581	129,754	78,831

Total accrued liabilities	29,360,878	2,132,118	8,339,811	6,951,265	868,465	5,020,025

Other Liabilities
TOB trust certificates	185,775,014	29,718,745	34,105,969	29,568,191	14,371,049	50,859,902
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	439,775,014	202,418,745	90,605,969	174,168,191	78,771,049	117,159,902

Total liabilities	469,135,892	204,550,863	98,945,780	181,119,456	79,639,514	122,179,927

Net Assets Applicable to Common Shareholders	$671,077,217	$351,837,207	$133,159,957	$294,804,051	$144,941,977	$190,562,485

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$584,374,203	$298,741,284	$118,022,101	$260,869,653	$124,898,581	$170,152,886
Undistributed net investment income	12,525,278	5,942,203	2,039,598	3,508,313	2,702,465	1,981,330
Accumulated net realized loss	(13,266,492)	(1,602,833)	(7,941,861)	(5,316,217)	(499,168)	(3,733,707)
Net unrealized appreciation/depreciation	87,444,228	48,756,553	21,040,119	35,742,302	17,840,099	22,161,976

Net Assets Applicable to Common Shareholders	$671,077,217	$351,837,207	$133,159,957	$294,804,051	$144,941,977	$190,562,485

Net asset value per Common Share	$16.41	$16.54	$15.73	$16.18	$16.35	$16.57

[1] Investments at cost — unaffiliated	$1,014,201,232	$497,927,228	$203,502,784	$425,518,555	$203,697,327	$282,607,101

[2] Investments at cost — affiliated	$19,427,466	$4,620,110	—	$9,419,517	$1,036,548	$3,976,718

[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663

Par value $0.10 per share	2,540	1,727	—	1,446	644	—

[4] Preferred Shares authorized	15,600	9,847	1 million	8,046	3,584	1 million

[5] Common Shares outstanding	40,890,693	21,276,068	8,467,395	18,219,159	8,866,404	11,500,521

[6] Par Value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10

[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2012

Statements of Operations

Year Ended July 31, 2012	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$47,453,399	$23,546,803	$9,299,582	$20,766,343	$9,623,622	$12,821,181
Income — affiliated	5,871	411	809	—	120	1

Total income	47,459,270	23,547,214	9,300,391	20,766,343	9,623,742	12,821,182

Expenses
Investment advisory	5,909,351	2,915,346	1,015,779	2,232,998	1,058,655	1,430,321
Liquidity fees	—	1,234,639	—	996,116	460,399	456,725
Professional	284,167	196,155	101,298	177,375	101,108	118,455
Accounting services	146,920	94,696	47,839	83,919	49,724	57,890
Remarketing fees on Preferred Shares	266,191	173,173	37,110	130,140	64,577	59,670
Transfer agent	79,352	34,164	36,194	34,995	20,926	30,554
Officer and Directors	83,171	45,789	16,956	34,671	16,603	25,227
Custodian	42,193	27,116	12,304	25,058	14,396	17,028
Printing	32,990	14,192	9,520	13,227	12,168	17,897
Registration	13,973	9,185	9,201	9,208	9,217	9,189
Miscellaneous	90,263	130,613	54,830	147,208	87,844	107,914

Total expenses excluding interest expense, fees and amortization of offering costs	6,948,571	4,875,068	1,341,031	3,884,915	1,895,617	2,330,870
Interest expense, fees and amortization of offering costs[1]	2,412,687	1,161,299	612,006	970,601	445,963	681,607

Total expenses	9,361,258	6,036,367	1,953,037	4,855,516	2,341,580	3,012,477
Less fees waived by advisor	(597,067)	(113,248)	(2,247)	(2,309)	(7,822)	(3,617)

Total expenses after fees waived	8,764,191	5,923,119	1,950,790	4,853,207	2,333,758	3,008,860

Net investment income	38,695,079	17,624,095	7,349,601	15,913,136	7,289,984	9,812,322

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,001,616	2,385,701	4,728,041	1,625,759	758,686	1,610,002
Financial futures contracts	(2,388,508)	(1,538,474)	(671,118)	(1,328,226)	(635,142)	(1,136,886)

	9,613,108	847,227	4,056,923	297,533	123,544	473,116

Net change in unrealized appreciation/depreciation on:
Investments	77,535,449	38,533,654	15,495,897	28,752,662	16,428,027	18,379,741
Financial futures contracts	—	344,963	97,323	311,432	152,472	227,086

	77,535,449	38,878,617	15,593,220	29,064,094	16,580,499	18,606,827

Total realized and unrealized gain	87,148,557	39,725,844	19,650,143	29,361,627	16,704,043	19,079,943

Dividends to AMPS Shareholders From
Net investment income	(391,674)	—	(101,371)	—	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$125,451,962	$57,349,939	$26,898,373	$45,274,763	$23,994,027	$28,892,265

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	37

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$38,695,079	$39,555,605	$17,624,095	$19,630,428
Net realized gain (loss)	9,613,108	(9,301,860)	847,227	(1,057,489)
Net change in unrealized appreciation/depreciation	77,535,449	(3,868,632)	38,878,617	(8,879,645)
Dividends to AMPS Shareholders from net investment income	(391,674)	(931,589)	—	(627,047)

Net increase in net assets applicable to Common Shareholders resulting from operations	125,451,962	25,453,524	57,349,939	9,066,247

Dividends to Common Shareholders From
Net investment income	(38,034,966)	(36,787,012)	(18,885,230)	(18,852,930)

Capital Share Transactions
Reinvestment of common dividends	260,092	—	288,582	189,682

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	87,677,088	(11,333,488)	38,753,291	(9,597,001)
Beginning of year	583,400,129	594,733,617	313,083,916	322,680,917

End of year	$671,077,217	$583,400,129	$351,837,207	$313,083,916

Undistributed net investment income	$12,525,278	$12,027,500	$5,942,203	$6,799,663

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$7,349,601	$7,724,014	$15,913,136	$16,987,044
Net realized gain (loss)	4,056,923	(1,973,825)	297,533	665,730
Net change in unrealized appreciation/depreciation	15,593,220	(2,240,288)	29,064,094	(5,598,697)
Dividends to AMPS Shareholders from net investment income	(101,371)	(308,831)	—	(651,184)

Net increase in net assets applicable to Common Shareholders resulting from operations	26,898,373	3,201,070	45,274,763	11,402,893

Dividends to Common Shareholders From
Net investment income	(7,213,049)	(7,210,628)	(16,994,949)	(16,686,075)

Capital Share Transactions
Reinvestment of common dividends	51,841	91,502	197,986	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	19,737,165	(3,918,056)	28,477,800	(5,283,182)
Beginning of year	113,422,792	117,340,848	266,326,251	271,609,433

End of year	$133,159,957	$113,422,792	$294,804,051	$266,326,251

Undistributed net investment income	$2,039,598	$2,052,104	$3,508,313	$4,320,295

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	39

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$7,289,984	$8,005,293	$9,812,322	$10,563,541
Net realized gain	123,544	171,906	473,116	143,339
Net change in unrealized appreciation/depreciation	16,580,499	(4,320,508)	18,606,827	(4,542,999)
Dividends to AMPS Shareholders from net investment income	—	(394,067)	—	(313,247)

Net increase in net assets applicable to Common Shareholders resulting from operations	23,994,027	3,462,624	28,892,265	5,850,634

Dividends to Common Shareholders From
Net investment income	(7,917,169)	(7,636,680)	(10,493,933)	(10,531,527)

Capital Share Transactions
Reinvestment of common dividends	384,157	373,793	226,396	88,230

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,461,015	(3,800,263)	18,624,728	(4,592,663)
Beginning of year	128,480,962	132,281,225	171,937,757	176,530,420

End of year	$144,941,977	$128,480,962	$190,562,485	$171,937,757

Undistributed net investment income	$2,702,465	$3,176,174	$1,981,330	$2,578,207

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2012

Statements of Cash Flows

Year Ended July 31, 2012	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$125,843,636	$57,349,939	$26,999,744	$45,274,763	$23,994,027	$28,892,265
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Increase in interest receivable	(749,705)	(224,258)	(258,866)	(102,189)	(161,970)	(216,661)
Decrease in other assets	108,645	—	—	—	—	—
Decrease in prepaid expenses	9,874	7,523	6,568	22,300	1,409	20,262
Decrease in income receivable – affiliated	352	—	—	—	—	—
Decrease in cash pledged as collateral for financial futures contracts	—	175,000	40,000	150,000	62,040	115,000
Increase in investment advisory fees payable	133,217	32,929	15,288	16,248	10,672	14,040
Increase (decrease) in interest expense and fees payable	(17,222)	(36,095)	3,438	3,379	2,818	(4,357)
Increase (decrease) in other accrued expenses payable	(40,476)	15,430	6,790	130,786	9,160	56,077
Decrease in variation margin payable	—	(133,000)	(35,625)	(114,000)	(55,812)	(83,125)
Increase (decrease) in Officer’s and Directors’ fees payable	36,841	(2,984)	20	(248)	(339)	176
Net realized and unrealized gain on investments	(89,537,065)	(40,919,355)	(20,223,938)	(30,378,421)	(17,186,713)	(19,989,743)
Amortization of premium and accretion of discount on investments	2,716,461	(377,721)	514,206	344,394	(463,419)	329,344
Amortization of deferred offering costs	22,624	404,121	23,023	269,699	153,571	137,994
Proceeds from sales of long-term investments	485,113,704	92,015,311	83,083,636	85,264,416	43,336,643	62,443,122
Purchases of long-term investments	(479,524,652)	(111,223,461)	(107,704,705)	(94,867,362)	(56,905,896)	(83,120,894)
Net proceeds from sales (purchases) of short-term securities	(12,079,915)	5,321,693	6,706,691	(2,490,763)	5,270,287	4,768,070

Cash provided by (used for) operating activities	32,036,319	2,405,072	(10,823,730)	3,523,002	(1,933,522)	(6,638,430)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	30,428,302	16,455,815	20,591,242	13,378,191	9,686,680	24,369,997
Cash payments for TOB trust certificates	(24,096,444)	—	(1,995,003)	—	—	(7,275,000)
Cash payments on redemption of AMPS	(254,000,000)	—	(56,525,000)	—	—	—
Cash receipts from issuance of VMTP Shares	254,000,000	—	56,500,000	—	—	—
Cash payments for offering costs	(300,860)	(303,853)	(142,840)	(105,214)	(221,905)	(82,607)
Cash dividends paid to Common Shareholders	(37,671,406)	(18,595,296)	(7,160,947)	(16,795,979)	(7,531,253)	(10,295,200)
Cash dividends paid to AMPS Shareholders	(395,911)	—	(103,498)	—	—	—

Cash provided by (used for) financing activities	(32,036,319)	(2,443,334)	11,163,954	(3,523,002)	1,933,522	6,717,190

Cash
Net increase (decrease) in cash	—	(38,262)	340,224	—	—	78,760
Cash at beginning of year	—	38,262	—	—	—	—

Cash at end of year	—	—	$340,224	—	—	$78,760

Cash Flow Information
Cash paid during the year for interest and fees	$2,416,735	$793,273	$585,545	$697,523	$443,145	$685,964

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$260,092	$288,582	$51,841	$197,986	$384,157	$226,396

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	41

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

				Period July 1, 2009 to July 31, 2009
	Year Ended July 31,					Year Ended June 30,
	2012	2011	2010			2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.27	$14.55	$13.21	$13.05		$13.84	$14.48

Net investment income[1]	0.95	0.97	0.92	0.08		0.90	0.96
Net realized and unrealized gain (loss)	2.13	(0.33)	1.24	0.14		(0.89)	(0.60)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.00)[2]		(0.15)	(0.32)

Net increase (decrease) from investment operations	3.07	0.62	2.13	0.22		(0.14)	0.04

Dividends to Common Shareholders from net investment income	(0.93)	(0.90)	(0.79)	(0.06)		(0.65)	(0.68)

Net asset value, end of period	$16.41	$14.27	$14.55	$13.21		$13.05	$13.84

Market price, end of period	$16.36	$13.15	$14.04	$12.18		$11.07	$12.24

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	22.26%	4.88%	16.96%	1.75%	[4]	0.21%	0.64%

Based on market price	32.27%	0.16%	22.40%	10.59%	[4]	(3.88)%	(7.41)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.48%	1.38%	1.23%	1.34%	[6,7]	1.59%	1.58%

Total expenses after fees waived[5]	1.39%	1.25%	1.12%	1.19%	[6,7]	1.40%	1.50%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,8]	1.01% [9]	1.02%	0.98%	1.06%	[6,7]	1.02%	1.14%

Net investment income[5]	6.14%	6.93%	6.52%	6.59%	[6,7]	7.08%	6.72%

Dividends to AMPS Shareholders	0.06%	0.16%	0.18%	0.23%	[6]	1.15%	2.22%

Net investment income to Common Shareholders	6.08%	6.77%	6.34%	6.36%	[6,7]	5.93%	4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$671,077	$583,400	$594,734	$540,144		$533,256	$565,757

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$254,000	$254,000	$254,000		$287,375	$287,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000	—	—	—		—	—

Portfolio turnover	46%	24%	25%	1%		19%	43%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$82,421	$83,538	$78,166		$71,392	$74,225

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$364,204	—	—	—		—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.

[9]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.73	$15.19	$14.40	$14.35	$14.86

Net investment income[1]	0.83	0.93	1.00	0.98	0.93
Net realized and unrealized gain (loss)	1.87	(0.47)	0.67	(0.11)	(0.47)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.03)	(0.03)	(0.16)	(0.31)
Net realized gain	—	—	(0.00)[2]	—	—

Net increase from investment operations	2.70	0.43	1.64	0.71	0.15

Dividends and distributions to Common Shareholders from:
Net investment income	(0.89)	(0.89)	(0.84)	(0.66)	(0.66)
Net realized gain	—	—	(0.01)	—	—

Total dividends and distributions to Common Shareholders	(0.89)	(0.89)	(0.85)	(0.66)	(0.66)

Net asset value, end of year	$16.54	$14.73	$15.19	$14.40	$14.35

Market price, end of year	$16.05	$13.74	$15.05	$13.38	$12.93

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	18.96%	3.28%	11.95%	6.13%	1.35%

Based on market price	23.76%	(2.77)%	19.37%	9.45%	(5.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.81%	1.21%	1.13%	1.30%	1.30%

Total expenses after fees waived[4]	1.78%	1.17%	1.08%	1.21%	1.23%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,5]	1.43% [7]	1.11%	1.05%	1.10%	1.15%

Net investment income[4]	5.28%	6.36%	6.71%	7.04%	6.22%

Dividends to AMPS Shareholders	—	0.21%	0.22%	1.13%	2.11%

Net investment income to Common Shareholders	5.28%	6.15%	6.49%	5.91%	4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$351,837	$313,084	$322,681	$305,856	$304,947

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$172,700	$172,700	$176,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$172,700	$172,700	—	—	—

Portfolio turnover	17%	12%	13%	9%	12%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	$71,713	$69,278 [6]	$68,152 [6]

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$303,727	$281,288	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	Amounts have been recalculated to conform with current period presentation.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	43

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Year Ended July 31,				Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.40	$13.87	$12.83	$13.42	$14.38		$14.91

Net investment income[1]	0.87	0.91	0.92	0.94	0.71		0.95
Net realized and unrealized gain (loss)	2.32	(0.49)	0.98	(0.70)	(0.97)		(0.49)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.04)	(0.04)	(0.15)	(0.22)		(0.31)

Net increase (decrease) from investment operations	3.18	0.38	1.86	0.09	(0.48)		0.15

Dividends to Common Shareholders from net investment income	(0.85)	(0.85)	(0.82)	(0.68)	(0.48)		(0.68)

Net asset value, end of period	$15.73	$13.40	$13.87	$12.83	$13.42		$14.38

Market price, end of period	$15.47	$12.39	$14.28	$11.80	$11.75		$12.74

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	24.51%	3.20%	14.99%	1.94%	(2.97)%[3]		1.39%

Based on market price	32.43%	(7.32)%	28.72%	7.08%	(4.11)%[3]		(5.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.58%	1.23%	1.19%	1.40%	1.51%	[5]	1.54%

Total expenses after fees waived [4]	1.58%	1.23%	1.19%	1.37%	1.49%	[5]	1.52%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.08% [7]	1.11%	1.09%	1.19%	1.18%	[5]	1.20%

Net investment income[4]	5.94%	6.91%	6.80%	7.54%	6.60%	[5]	6.53%

Dividends to AMPS Shareholders	0.08%	0.28%	0.29%	1.23%	2.07%	[5]	2.13%

Net investment income to Common Shareholders	5.86%	6.63%	6.51%	6.31%	4.53%	[5]	4.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$133,160	$113,423	$117,341	$108,434	$113,449		$121,574

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$56,525	$56,525	$56,525	$62,250		$72,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500	—	—	—	—		—

Portfolio turnover	43%	29%	38%	43%	21%		26%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$75,165	$76,900	$72,961	$70,569		$67,220

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$335,681	—	—	—	—		—

[1]	Based on average Common Shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Year Ended July 31,					Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.63		$14.92	$13.93	$14.16	$15.03		$15.45

Net investment income[1]	0.87		0.93	0.98	1.00	0.70		1.06
Net realized and unrealized gain (loss)	1.61		(0.26)	0.94	(0.40)	(0.82)		(0.45)
Dividends to AMPS Shareholders from net investment income	—		(0.04)	(0.05)	(0.16)	(0.23)		(0.32)

Net increase (decrease) from investment operations	2.48		0.63	1.87	0.44	(0.35)		0.29

Dividends to Common Shareholders from net investment income	(0.93)		(0.92)	(0.88)	(0.67)	(0.52)		(0.71)

Net asset value, end of period	$16.18		$14.63	$14.92	$13.93	$14.16		$15.03

Market price, end of period	$16.05		$13.39	$14.55	$12.25	$12.30		$13.40

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	17.60%		4.78%	14.31%	4.66%	(2.02)%[3]		2.30%

Based on market price	27.46%		(1.67)%	26.76%	5.95%	(4.54)%[3]		(3.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.72%		1.37%	1.07%	1.27%	1.42%	[5]	1.55%

Total expenses after fees waived[4]	1.72%		1.36%	1.07%	1.25%	1.40%	[5]	1.55%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.38%	[7]	1.23%	1.03%	1.09%	1.13%	[5]	1.12%

Net investment income[4]	5.65%		6.48%	6.72%	7.37%	6.19%	[5]	6.95%

Dividends to AMPS Shareholders	—		0.25%	0.31%	1.19%	2.05%	[5]	2.12%

Net investment income to Common Shareholders	5.65%		6.23%	6.41%	6.18%	4.14%	[5]	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$294,804		$266,326	$271,609	$253,630	$257,806		$273,593

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$144,650	$144,650	$144,650		$165,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$144,600		$144,600	—	—	—		—

Portfolio turnover	19%		16%	15%	9%	21%		10%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$71,945	$68,838	$69,563		$66,461

Asset coverage per VRDP share at $100,000 liquidation value, end of period	$303,876		$284,181	—	—	—		—

[1]	Based on average Common Shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	45

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Year Ended July 31,				Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.53	$15.00	$14.07	$14.23	$15.02	$15.42

Net investment income[1]	0.82	0.91	0.98	0.96	0.69	0.96
Net realized and unrealized gain (loss)	1.89	(0.48)	0.94	(0.27)	(0.76)	(0.42)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.04)	(0.04)	(0.15)	(0.21)	(0.28)
Net realized gain	—	—	(0.01)	(0.01)	(0.01)	(0.00)[2]

Net increase (decrease) from investment operations	2.71	0.39	1.87	0.53	(0.29)	0.26

Dividends and distributions to Common Shareholders from:
Net investment income	(0.89)	(0.86)	(0.84)	(0.67)	(0.49)	(0.65)
Net realized gain	—	—	(0.10)	(0.02)	(0.01)	(0.01)

Total dividends and distributions to Common Shareholders	(0.89)	(0.86)	(0.94)	(0.69)	(0.50)	(0.66)

Net asset value, end of period	$16.35	$14.53	$15.00	$14.07	$14.23	$15.02

Market price, end of period	$16.31	$13.16	$14.92	$12.82	$12.81	$13.70

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	19.32%	3.10%	13.90%	4.94%	(1.67)%[4]	2.00%

Based on market price	31.42%	(6.12)%	24.34%	6.22%	(2.95)%[4]	(4.10)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.71%	1.13%	1.06%	1.22%	1.24% [6]	1.37%

Total expenses after fees waived[5]	1.70%	1.12%	1.05%	1.21%	1.24% [6]	1.37%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.38% [8]	1.08%	1.02%	1.11%	1.18% [6]	1.17%

Net investment income[5]	5.31%	6.32%	6.64%	7.10%	6.18% [6]	6.30%

Dividends to AMPS Shareholders	—	0.31%	0.29%	1.12%	1.87% [6]	1.81%

Net investment income to Common Shareholders	5.31%	6.01%	6.35%	5.98%	4.31% [6]	4.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$144,942	$128,481	$132,281	$123,806	$125,233	$132,174

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$64,475	$64,475	$65,700	$73,500

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$64,400	$64,400	—	—	—	—

Portfolio turnover	21%	12%	12%	8%	13%	23%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$76,294	$73,008	$72,666	$69,965

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$325,065	$299,505	—	—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Year Ended July 31,				Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007
	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.97	$15.38	$14.28	$14.30	$15.49		$15.89

Net investment income[1]	0.85	0.92	0.92	0.93	0.71		1.01
Net realized and unrealized gain (loss)	1.66	(0.38)	1.02	(0.15)	(1.18)		(0.40)
Dividends to AMPS Shareholders from net investment income	—	(0.03)	(0.03)	(0.14)	(0.22)		(0.32)

Net increase (decrease) from investment operations	2.51	0.51	1.91	0.64	(0.69)		0.29

Dividends to Common Shareholders from net investment income	(0.91)	(0.92)	(0.81)	(0.66)	(0.50)		(0.69)

Net asset value, end of period	$16.57	$14.97	$15.38	$14.28	$14.30		$15.49

Market price, end of period	$15.98	$13.94	$15.26	$12.87	$12.43		$13.67

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	17.34%	3.84%	14.18%	5.88%	(4.18)%[3]		2.19%

Based on market price	21.53%	(2.55)%	25.70%	9.78%	(5.62)%[3]		(1.85)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.65%	1.37%	1.15%	1.27%	1.50%	[5]	1.72%

Total expenses after fees waived[4]	1.65%	1.36%	1.15%	1.25%	1.48%	[5]	1.72%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.28%[7]	1.14%	1.00%	1.06%	1.13%	[5]	1.13%

Net investment income[4]	5.38%	6.24%	6.17%	6.82%	6.18%	[5]	6.44%

Dividends to AMPS Shareholders	—	0.18%	0.22%	1.00%	1.93%	[5]	2.02%

Net investment income to Common Shareholders	5.38%	6.06%	5.95%	5.82%	4.25%	[5]	4.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$190,562	$171,938	$176,530	$163,918	$164,119		$177,807

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$66,350	$66,350	$77,400		$102,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$66,300	$66,300	—	—	—		—

Portfolio turnover	23%	11%	6%	18%	24%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$91,517	$86,765	$78,018		$68,585

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$387,425	$359,333	—	—	—		—

[1]	Based on average Common Shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	47

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds”), are registered under the 1940 Act, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as Massachusetts business trusts. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in

48	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the short-term floating rate certificates as reported in the Funds’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$394,653,541	$185,775,014	0.13% - 0.30%
MUJ	$60,715,012	$29,718,745	0.13% - 0.34%
MFT	$66,053,441	$34,105,969	0.13% - 0.32%
MIY	$60,189,521	$29,568,191	0.17% - 0.47%
MJI	$28,777,620	$14,371,049	0.13% - 0.34%
MPA	$97,711,821	$50,859,902	0.15% - 0.30%

For the year ended July 31, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$190,205,609	0.68%
MUJ	$23,930,803	0.67%
MFT	$23,104,359	0.77%
MIY	$20,208,877	0.67%
MJI	$10,207,604	0.68%
MPA	$37,593,211	0.76%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the three years ended July 31, 2012 and the period ended July 31, 2009 for MUC, and for each of the four years ended July 31, 2012 for MUJ, MFT, MIY, MJI and MPA. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will

ANNUAL REPORT	JULY 31, 2012	49

Notes to Financial Statements (continued)

require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Funds incurred costs in connection with its issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the term of the initial liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012
	Net Realized Loss From
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$(2,388,508)	$(1,538,474)	$(671,118)	$(1,328,226)	$(635,142)	$(1,136,886)
	Net Change in Unrealized Appreciation/Depreciation on
	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$344,963	$97,323	$311,432	$152,472	$227,086

50	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts sold	119	60	43	51	24	33
Average notional value of contracts sold	$15,707,813	$7,936,563	$5,687,758	$6,779,141	$3,141,563	$4,365,281

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in, fees waived by advisor in the Statements of

Operations. For the year ended July 31, 2012, the amounts waived were as follows:

MUC	$20,519
MUJ	$19,713
MFT	$2,247
MIY	$2,309
MJI	$7,822
MPA	$3,617

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2012, the waivers were:

MUC	$576,548
MUJ	$93,535

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
MUC	$499,616,496	$489,311,933
MUJ	$111,223,461	$88,968,092
MFT	$111,261,270	$86,363,980
MIY	$100,036,353	$85,264,416
MJI	$56,905,896	$42,702,115
MPA	$87,062,879	$63,134,911

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to amortization methods on fixed income securities, non-deductible expenses, income recognized from pass-through entities, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	$(23,174)	$(404,121)	$(23,024)	$(2,896,935)	$(153,571)	$(162,750)
Undistributed net investment income	$229,339	$403,675	$(47,687)	$269,831	$153,476	$84,734
Accumulated net realized loss	$(206,165)	$446	$70,711	$2,627,104	$95	$78,016

ANNUAL REPORT	JULY 31, 2012	51

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 was as follows:

		MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt income	7/31/2012	$39,519,465	$19,481,893	$7,724,228	$17,273,886	$7,859,621	$10,752,708
	7/31/2011	37,718,601	19,556,821	7,519,459	17,584,477	8,053,155	10,809,279
Ordinary income	7/31/2012	—	—	—	285,451	280,292	—
	7/31/2011	—	—	—	—	—	111,850

Total	7/31/2012	$39,519,465	$19,481,893	$7,724,228	$17,559,337	$8,139,913	$10,752,708

	7/31/2011	$37,718,601	$19,556,821	$7,519,459	$17,584,477	$8,053,155	$10,921,129

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$11,893,889	$5,376,599	$2,003,409	$3,388,171	$2,522,235	$1,908,563
Undistributed ordinary income	1,849	—	—	—	64,302	14
Undistributed long-term capital gain	—	—	—	—	172,669	—
Capital loss carryforwards	(12,179,820)	(572,204)	(7,712,629)	(3,720,946)	—	(2,227,687)
Net unrealized gains [1]	86,987,096	48,431,029	20,847,076	34,267,173	17,284,190	20,728,709
Qualified late-year losses [2]	—	(139,501)	—	—	—	—

Total	$86,703,014	$53,095,923	$15,137,856	$33,934,398	$20,043,396	$20,409,599

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in TOBs and the deferral of compensation to Directors.

[2]	MUJ has elected to defer certain qualified late-year losses in the year ending July 31, 2013.

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MPA
2016	$2,097,897	—	$363,891	$1,689,814
2017	8,756,104	—	993,919	2,031,132	$1,283,476
2018	—	—	6,354,819	—	893,908
2019	—	$566,673	—	—	50,303
No expiration date[3]	1,325,819	5,531	—	—	—

Total	$12,179,820	$572,204	$7,712,629	$3,720,946	$2,227,687

[3]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2012, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MFT	$2,206,305
MIY	$1,198,929
MJI	$341,211
MPA	$1,664,703

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$848,121,792	$473,098,327	$169,589,287	$406,178,687	$190,860,856	$236,718,006

Gross unrealized appreciation	$87,470,437	$49,545,559	$21,064,558	$36,805,146	$18,508,425	$22,175,873
Gross unrealized depreciation	(294,317)	(1,058,740)	(216,911)	(1,871,650)	(1,166,356)	(1,007,986)

Net unrealized appreciation	$87,176,120	$48,486,819	$20,847,647	$34,933,496	$17,342,069	$21,167,887

6. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have

52	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, MUC invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MUJ and MJI invested a significant portion of their assets in securities in the state and transportation sectors. MFT invested a significant portion of its assets in the county/city/special district/school district and utilities sectors. MIY invested a significant portion of its assets in securities in the county/city/special district/school district sector. MPA invested a significant portion of its assets in securities in the county/city/special district/school district and State sectors. Changes in economic conditions affecting the county/city/special district/school district, state, transportation, and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.10 per share together with 1 million Preferred Shares of beneficial interest, par value $0.05 per share. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2012	Year Ended July 31, 2011
MUC	16,235	—
MUJ	18,274	12,381
MFT	3,674	6,451
MIY	12,858	—
MJI	24,433	24,556
MPA	14,218	5,736

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding

Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares as of the year ended July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with a liquidity provider that required a per annum liquidity fee to be paid to the liquidity providers. The fee agreement for MIY and MPA also required an initial commitment fee. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreements between MUJ, MIY, MJI and MPA and the liquidity provider are for a 364 day term and are scheduled to expire, unless renewed or terminated in advance, as follows:

Date
MUJ	6/26/13
MIY	4/16/13
MJI	6/26/13
MPA	5/14/13

ANNUAL REPORT	JULY 31, 2012	53

Notes to Financial Statements (continued)

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new methodology.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares for MUJ and MJI were P-2, F1, and A1 as rated by Moody’s, Fitch, and/or S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and

Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

On June 21, 2012, MIY and MPA announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MIY and MPA are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MIY and MPA redeem their VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares have successfully remarketed since issuance.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2012 were as follows:

Rate
MUJ	0.35%
MIY	0.44%
MJI	0.35%
MPA	0.44%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2012.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

54	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

The VMTP Shares issued for the year ended July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates of the VMTP Shares for the year ended July 31, 2012 were as follows:

Rate
MUC	1.18%
MFT	1.16%

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2012.

AMPS

The AMPS are redeemable at the option of MUC and MFT, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Fund’s Articles Supplementary/Statement of Preferences (the “Governing Instrument”) are not satisfied.

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series		Low	High	Average
MUC	A	[1]	0.11%	0.36%	0.22%
	B	[1]	0.11%	0.31%	0.22%
	C	[1]	0.11%	0.36%	0.22%
	D	[1]	0.11%	0.33%	0.22%
	E	[1]	0.11%	0.31%	0.22%
MFT	A	[1]	0.17%	0.31%	0.24%
	B	[2]	1.29%	1.38%	1.32%
[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.38% for the year ended July 31, 2012. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

ANNUAL REPORT	JULY 31, 2012	55

Notes to Financial Statements (concluded)

MUC paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions.

Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended July 31, 2012, MUC and MFT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUC	A	4/17/12	1,251	$31,275,000
	B	4/16/12	2,527	$63,175,000
	C	4/13/12	2,084	$52,100,000
	D	4/12/12	1,928	$48,200,000
	E	4/18/12	2,370	$59,250,000
MFT	A	1/10/12	1,884	$47,100,000
	B	1/5/12	377	$9,425,000

AMPS issued and outstanding remained constant during the year ended July 31, 2011 for MUC and MFT.

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VMTP Shares as follows:

MUC	$254,000,000
MFT	$56,500,000

During the year ended July 31, 2011, certain funds announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUJ	A7	7/19/11	1,157	$28,925,000
	B7	7/22/11	1,157	$28,925,000
	C7	7/20/11	2,042	$51,050,000
	D7	7/21/11	1,599	$39,975,000
	E7	7/18/11	953	$23,825,000
MIY	A7	5/18/11	1,753	$43,825,000
	B7	5/16/11	1,753	$43,825,000
	C7	5/12/11	1,403	$35,075,000
	D7	5/17/11	877	$21,925,000
MJI	A7	7/25/11	1,965	$49,125,000
	B7	7/22/11	614	$15,350,000
MPA	A7	6/14/11	1,042	$26,025,000
	B7	6/08/11	1,249	$31,225,000
	C7	6/11/11	364	$9,100,000

MUJ, MIY, MJI and MPA financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 4, 2012 to Common Shareholders of record on August 15, 2012:

Common Dividend Per Share
MUC	$0.0790
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0765
MJI	$0.0720
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on September 4, 2012 payable to Common Shareholders of record on September 14, 2012 for the same amounts as noted above.

The dividends declared on VRDP Shares or VMTP Shares for the period August 1, 2012 to August 31, 2012 were as follows:

	Series	Dividends Declared
MUC VMTP Shares	W-7	$244,770
MUJ VRDP Shares	W-7	$61,766
MFT VMTP Shares	W-7	$54,447
MIY VRDP Shares	W-7	$146,496
MJI VRDP Shares	W-7	$23,033
MPA VRDP Shares	W-7	$67,170

56	ANNUAL REPORT	JULY 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings California Quality Fund, Inc.,

BlackRock MuniHoldings New Jersey Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund, Inc.,

BlackRock MuniYield New Jersey Quality Fund, Inc.

and to the Shareholders and Board of Trustees of

BlackRock MuniYield Investment Quality Fund and

BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund (collectively, the “Funds”), including the schedules of investments, as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock MuniYield Pennsylvania Quality Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2012

ANNUAL REPORT	JULY 31, 2012	57

Important Tax Information

All of the distributions paid by the Funds during the fiscal year ended July 31, 2012 qualify as tax-exempt interest dividends for federal income tax purposes except for the following:

		Ordinary Income[1]
	Payable Date	MIY	MJI
Common Shareholders	12/30/11	$0.015100	$0.030402
VRDP Preferred Shareholders	1/03/12	$2.130014	$1.706522

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

58	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA” and together with MUC, MUJ, MFT, MIY and MJI, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were:

(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a

ANNUAL REPORT	JULY 31, 2012	59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discus-

sing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Over-

60	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

sight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUC noted that, in general, MUC performed better than its Peers in that MUC’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MUC’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MUC’s Board noted that MUC’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MUC’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MUJ noted that MUJ performed below the median of its Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that MUJ performed at or above the median of its Customized Lipper Peer Group Composite in the five-year period reported.

The Board of MJI noted that MJI performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

Based on their discussions with BlackRock and each Board’s review of its respective Fund’s investment performance compared to the Fund’s Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of MUJ and MJI noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of each of MUJ and MJI and BlackRock reviewed and discussed the reasons for their respective Fund’s underperformance during these periods compared with the Fund’s Peers. The Board of each of MUJ and MJI was informed that, among other things, the single largest issue confronting its respective Fund’s performance during one- and three-year periods was the dearth of new issuance of New Jersey specific municipal bonds, especially diversified new issuance. In the performance periods under discussion, this prevented a more aggressive posture from being implemented, but more importantly, this inhibited MUJ and MJI from increasing its respective leverage (as it is also difficult to find the desired amount of Tender Option Bond eligible paper) to use to enhance MUJ’s and MJI’s yields. Many of the largest issuers in New Jersey are New Jersey State appropriated names such as New Jersey Transportation Trust Fund and New Jersey State Economic Development Authority for School Facilities. In each case, these issuers are rated in the high ‘A’ category and unable to use for leveraging on their own. When compared to other states represented in the custom peer group, New Jersey has a relatively smaller amount of issuers eligible to use for leveraging.

The Board of MPA noted that MPA performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MPA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MPA’s Board noted that MPA’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MPA’s relative performance. The composite performance metric is a measurement blend of total return and yield. MPA’s Board and BlackRock reviewed and discussed the reasons for MPA’s underperformance during these periods compared with its Peers. MPA’s Board was informed that, among other things, underperformance during these periods mainly stems from a below market dividend distribution rate. MPA maintains a defensive posture with respect to credit and leverage. In past periods, a more defensive stance hindered MPA’s ability to generate a higher income accrual compared to portfolios that take more credit risk and a higher degree of leverage. Additionally, the high degree of credit quality and low degree of leverage in MPA is additive to performance during episodes of credit concern and rising interest rates, but at times when spreads and rates are tightening, MPA is put in a defensive posture.

The Board of MFT noted that MFT performed below the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, but that MFT performed at or above the median of its Customized Lipper Peer Group Composite in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of MFT’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MFT’s Board noted that MFT’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MFT’s relative performance. The composite performance metric is a measurement blend of total return and yield. MFT’s Board and BlackRock reviewed and discussed the reasons for MFT’s underperformance during the three- and five-year periods compared with its Peers. Prior to 2008, MFT had a non-fundamental investment policy of investing substantially all of its total assets in Florida municipal bonds. Although due to the repeal of the Florida Intangibles Personal Property Tax, this investment policy was amended in 2008 to allow MFT the flexibility to invest in municipal obligations regardless of geographic location. MFT’s Board was informed that, among other things, the task of reallocating roughly 90% of MFTs’ holdings in order to reflect a general market profile became all the more challenging amidst poor liquidity and a significant widening of credit spreads. In terms of the portion of MFT’s portfolio that continues to be invested in Florida municipal bonds, Florida paper suffered disproportionately as traditional sources of demand dried up after the elimination of the state’s intangible tax. While performance with respect to MFT’s total return has improved on a year-to-date basis, its distribution yield ranking remains challenged.

The Boards of MUJ, MJI, MPA and MFT and BlackRock discussed BlackRock’s strategy for improving the performance of MUJ, MJI, MPA and MFT and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Board of MIY noted that, in general, MIY performed better than its Peers in that MIY’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MIY’s investment performance compared to its

ANNUAL REPORT	JULY 31, 2012	61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MIY’s Board noted that MIY’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MIY’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MUC, MUJ, MFT, MIY, MJI and MPA noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

62	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2012	63

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services for MUC, MUJ, MFT, MIY and MJI and Computershare Trust Company, N.A. for MPA (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”) . If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC, MUJ, MFT, MIY and MJI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Shareowner Services LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MUC, MUJ, MFT, MIY and MJI. For shareholders of MPA, contact Computershare Trust Company, N.A., through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

64	ANNUAL REPORT	JULY 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); Bell South (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	JULY 31, 2012	65

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

66	ANNUAL REPORT	JULY 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

ANNUAL REPORT	JULY 31, 2012	67

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[1] Boston, MA 02110 The Bank of New York Mellon[2] New York, NY 10286	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055		VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
[1] For MPA. [2] For MUC, MUJ, MFT, MIY and MJI. [3] For MIY and MPA. [4] For MUJ and MJI.		VRDP Liquidity Providers and Remarketing Agents Citigroup Global Markets Inc.[3] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[4] New York, NY 10036

68	ANNUAL REPORT	JULY 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,198,635	1,248,747	0	38,196,809	1,250,573	0	38,199,482	1,247,900	0
MUJ	20,114,867	485,497	0	20,122,776	477,588	0	20,122,351	478,013	0
MFT	7,773,332	330,706	0	7,766,821	337,217	0	7,766,821	337,217	0
MJI	8,382,069	212,905	0	8,382,316	212,658	0	8,383,051	211,923	0
MPA	10,763,470	125,421	0	10,763,652	125,239	0	10,760,340	128,551	0
MIY	17,029,045	464,406	0	17,030,507	462,944	0	17,030,597	462,854	0

	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	38,138,505	1,308,877	0	38,016,956	1,430,426	0
MUJ	1,727	0	0	20,108,501	491,863	0	20,118,321	482,043	0
MFT	565	0	0	7,760,973	343,065	0	7,754,528	349,510	0
MJI	644	0	0	8,383,245	211,729	0	8,382,526	212,448	0
MPA	583	80	0	10,760,746	128,145	0	10,756,445	132,446	0
MIY	1,317	69	0	17,029,312	464,139	0	17,029,382	464,069	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	38,115,063	1,332,319	0	38,135,829	1,311,553	0	38,050,447	1,396,935	0
MUJ	20,120,406	479,958	0	20,113,424	486,940	0	20,112,201	488,163	0
MFT	7,766,821	337,217	0	7,754,528	349,510	0	7,766,821	337,217	0
MJI	8,382,316	212,658	0	8,382,673	212,301	0	8,382,244	212,730	0
MPA	10,760,321	128,570	0	10,761,271	127,620	0	10,760,280	128,611	0
MIY	17,029,045	464,406	0	17,029,415	464,036	0	17,030,447	463,004	0

	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUC	2,540	0	0	38,147,499	1,299,883	0
MUJ	1,727	0	0	20,116,786	483,578	0
MFT	565	0	0	7,773,265	330,773	0
MJI	644	0	0	8,383,052	211,922	0
MPA	583	80	0	10,758,919	129,972	0
MIY	1,317	69	0	17,030,391	463,060	0

[1]	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	JULY 31, 2012	69

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On June 10, 2010, the Manager announced that MUJ and MIY each received a demand letter from a law firm on behalf of Common Shareholders of MUJ and MIY. The demand letters allege that the Manager and officers and Boards of Directors of MUJ and MIY (the “Boards”) breached their fiduciary duties by redeeming at par certain of MUJ and MIY’s Preferred Shares, and demanded that the Boards take action to remedy those alleged breaches. In response to the demand letter, the Boards established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letters with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Boards reject the demand specified in the demand letters. After reviewing the findings of the Committee, the Boards unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

70	ANNUAL REPORT	JULY 31, 2012

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2012	71

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS6-7/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$32,300	$30,600	$0	$5,950	$13,600	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	$13,600	$19,050

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2012.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	10	0	0	0	0	0
	$4.73 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$24.46 Billion	$0	$0	$0	$0	$0
Walter O’Connor	62	0	0	0	0	0
	$24.46 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

  BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

  As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2012:

   Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.     Generally, portfolio managers receive base compensation based on their position with the firm.

   Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the funds and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

   Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

  Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

   Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, Kalinoski and O’Connor are each eligible to participate in these plans.

   (a)(4) Beneficial Ownership of Securities – As of July 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock MuniHoldings New Jersey Quality Fund, Inc.

      Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock MuniHoldings New Jersey Quality Fund, Inc.

      Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock MuniHoldings New Jersey Quality Fund, Inc.

      Date: October 3, 2012